UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-00653)

Exact name of registrant as specified in charter:	Putnam Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2009

Date of reporting period: November 1, 2008 — October 31, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PINCX

Putnam Income Fund

Annual report
10 | 31 | 09

A world of investing.™

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
Income
Fund

Annual report
10 | 31 | 09

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	8
Your fund’s expenses	10
Terms and definitions	11
Trustee approval of management contract	12
Other information for shareholders	19
Financial statements	20
Federal tax information	55
About the Trustees	56
Officers	60

Message from the Trustees

Dear Fellow Shareholder:

The stock market’s performance since March has helped restore investor confidence and rebuild portfolios. While this upward trend is welcome, investors should not be surprised if this rate of appreciation levels off in coming months. Time-tested investment principles, such as diversification, asset allocation, and a long-term perspective, apply now more than ever.

In this improved climate, we are pleased to report that many Putnam mutual funds have delivered strong and competitive results over the past year. This performance reflects the intense efforts of an investment team infused with a determination to excel and strengthened by the arrival of several senior portfolio managers, research analysts, and traders.

In another development, Charles E. “Ed” Haldeman, Jr. has stepped down as President of the Putnam Funds and as a member of the Board of Trustees of the Funds to become Chief Executive Officer of the Federal Home Loan Mortgage Corporation (FHLMC), also known as Freddie Mac. Effective July 2009, Robert L. Reynolds, President and Chief Executive Officer of Putnam Investments and a Trustee of the Putnam Funds, replaced Mr. Haldeman as President of the Putnam Funds.

We would like to thank all shareholders who took the time to vote by proxy on a number of issues, including shareholder-friendly fee changes, at this fall’s Putnam Funds’ shareholder meetings. We also would like to take this opportunity to welcome new shareholders to the fund and to thank all our investors for your continued confidence in Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

John A. Hill
Chairman of the Trustees

December 15, 2009

About the fund

Seeking high current income across a broad range of fixed-income securities

Over Putnam Income Fund’s 55-year history, the bond landscape has undergone a dramatic transformation. A significant portion of the U.S. investment-grade sector, the fund’s primary focus, is now composed of “securitized” debt instruments, including mortgage- and asset-backed securities. The high-yield corporate bond sector, which was established in the late 1970s, has also grown significantly and is now considered a mature asset class. And outside the United States, there are new opportunities to invest in the debt of developed and emerging-market countries.

Amid this evolution of the fixed-income markets, the investment objective of Putnam Income Fund has remained constant. In a letter to Putnam shareholders in 1963, George Putnam, Jr., expressed it this way: “We have in mind those people who need a liberal current return…” Mr. Putnam’s choice of “current return” rather than “current income” captures the investment philosophy of the fund today: that high current income should be pursued within a total return context and that risk management is as important as yield in maintaining a high current income stream.

Since 1954, Putnam Income Fund
has navigated the changing bond
market landscape to seek income
for investors.

Successful investing in today’s global bond market requires broad expertise. Putnam’s fixed-income organization includes teams of specialists who focus on varied investment opportunities. The fund’s managers select from among these opportunities, systematically building a diversified portfolio that carefully balances risk and return.

Consider these risks before investing: Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses.

Key fixed-income
return sources

Securitized: Interest-rate cycles affect mortgage- and asset-backed securities (MBSs/ABSs). Because MBSs are the securitized cash flows of mortgages, prepayment rates are another consideration. For ABSs, managers monitor the credit quality of the underlying assets, which comprise the securitized cash flow of anything from credit card debt to manufactured housing debt.

Credit: Corporate bond performance tends to track the health of the overall economy more closely than other bonds. These bonds are less sensitive to interest-rate movements; they tend to perform well when the economy strengthens, often in spite of the higher rates that accompany stronger growth.

Government: Interest-rate levels are also a primary driver of government bond performance. Generally, bond prices decline when interest rates rise, and rise when interest rates fall. Interest rates — and bond yields — rise and fall according to investor expectations about the overall health of the economy.

Performance and
portfolio snapshots

Average annual total return (%) comparison as of 10/31/09

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 8–9 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Barclays Capital Aggregate Bond Index, was introduced on 12/31/75, and the fund’s Lipper category was introduced on 12/31/59. Both post-date the inception date of the fund’s class A shares.

“Despite the lingering effects of the financial
crisis, the financial system continued to show
signs of broad-based improvement.”
Rob Bloemker, Portfolio Manager, Putnam Income Fund

Credit qualities are shown as a percentage of portfolio value as of 10/31/09. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Interview with your
fund’s portfolio manager
Rob Bloemker

How did Putnam Income Fund perform for the period, Rob?

The fund performed exceptionally well, beating both its benchmark and its Lipper peer group average by substantial margins. Specifically, the fund returned 34.44% versus 13.79% for the Barclays Capital Aggregate Bond Index, and 18.78% for Lipper Corporate Debt Funds A-Rated.

How would you characterize the bond market environment during this period?

The period began amid the aftermath of the September 2008 liquidation of investment bank Lehman Brothers, which weighed on the fixed-income markets for several months. Lehman’s collapse had an extreme effect on the credit sectors. Investors lost so much confidence in credit ratings that they avoided securities with any type of credit risk and flocked to the safety of U.S. Treasury bonds. Across all market sectors, yield spreads widened, in many cases, to historically unprecedented levels versus Treasuries, as investors demanded increasingly higher premiums for assuming any type of credit risk. In addition, forced selling by broker/ dealers and hedge funds that relied heavily on leverage to hold their positions punished all levels of risk indiscriminately; it didn’t matter if a security was rated Aaa or Caa [well below investment grade], every sector widened to extreme spread levels versus Treasuries.

As the effects of the Lehman bankruptcy rippled throughout the credit markets, the federal government initiated a series of policy measures designed to stabilize the markets, beginning with the Troubled Asset Relief Program [TARP]. In the ensuing months, the Fed [the Federal Reserve Board] purchased hundreds of billions of dollars’ worth of mortgage and Treasury bonds to lower the cost of home financing, while keeping short-term interest rates near zero.

Credit markets improved steadily during 2009. Despite the lingering effects of the financial crisis, the financial system continued to show signs of broad-based improvement. Near the end of the period, the Fed signaled that it would begin to phase out some of its unconventional lending facilities created during the height of the crisis. At the same time, the central bank indicated its intention to hold short-term rates near zero for “an extended period,” while continuing with its plan to purchase nearly $1.5 trillion of government-agency bonds and mortgage-backed securities [MBSs].

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/09. See the previous page and pages 8–9 for additional fund performance information. Index descriptions can be found on page 11.

IN THE NEWS

It is an interest rate for the record books, and may be with us for some time. The Fed (Federal Reserve Board), responsible for implementing U.S. monetary policy, sets short-term interest rates through changes to the federal funds rate, the interest rate at which banks loan funds to other banks, usually on an overnight basis. Since December 2008, the federal funds rate has been near an all-time low of 0% as the U.S. government works to restore liquidity to the credit market. The federal funds rate began at 1.13% in 1954 and hit a high of 22.36% in 1981. After its most recent meeting in November, the Fed stated that economic conditions “are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Why was the fund able to outperform its benchmark and Lipper peer group average by such sizeable margins?

Multiple factors drove the fund’s outperformance: a rebound in several severely distressed market sectors, most notably, government-agency collateralized mortgage obligations [CMOs]; strong returns from investments in non-government-agency MBSs and commercial mortgage-backed securities [CMBSs]; favorable yield-curve trades; and solid overall security selection across a variety of market sectors. During the summer, as private investors returned to the MBS market and liquidity began to improve, the fund’s CMO holdings, which had fallen victim to forced selling during the liquidity crisis, rebounded sharply. CMOs are structured mortgage-backed securities that use pools of mortgage pass-through bonds, or mortgage loans themselves, as collateral and carve the cash flows into different classes to meet the needs of various investors. The CMOs held by the fund were structured from pools backed by government-sponsored enterprises Fannie Mae and Freddie Mac, and therefore carried implicit backing by the U.S. government. We held these securities for a long time, waiting for the market environment to stabilize while collecting what we considered to be safe cash flows from government-backed securities. We were gratified that our patience was amply rewarded during this period.

Earlier in 2009, large banks and other mortgage lenders were very active in the MBS market. Mortgage lenders are required to keep their MBS portfolios hedged. When interest rates, and the yield curve, change significantly, as was the case in early 2009, mortgage lenders must adjust their hedges to keep the overall durations of their MBS portfolios within certain ranges. [Duration is a key measure of a bond portfolio’s price sensitivity to interest-rate changes.] Because liquidity in the MBS market was abnormally low at the time, investors with capital to deploy could provide that liquidity and benefit as the lenders’ trading activity pushed prices up. We took advantage of this opportunity by using derivative securities to take positions at various points along the yield curve, which rose in value as lenders executed their hedging transactions. [The

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

* May include exposure to derivative investments.

yield curve is a graphical depiction of the difference in yields between shorter- and longer-term bonds.]

Lastly, as marketplace liquidity improved during the second half of the period, favorable security selection among government-agency MBS IOs, CMBSs, and newly issued corporate bonds boosted the fund’s relative results. By way of background, IOs are securities derived from the interest portion of the underlying mortgages. CMBSs are created from the principal and interest payments underlying commercial mortgages rather than residential ones.

During the second half of the period, the fund’s MBS allocation declined and its cash position increased. What was the reason for that shift?

Because of our increased concerns about heavy government involvement in the government-agency MBS market, we shifted the portfolio to an underweight position in this sector. The fund’s cash position increased when we sold a portion of these holdings.

What is your outlook for the coming months?

The Fed has been the single-largest investor in mortgage-backed securities in 2009. The government’s massive level of investment has pushed yields on government-agency MBSs and Treasuries to much lower levels than would have been the case in a more normal market environment. Consequently, investors are concerned that MBS and Treasury yields will rise as the Fed concludes its purchasing program in the early months of 2010. From our perspective, however, higher MBS yields likely will lead to slower mortgage prepayment rates, and we have positioned the fund to benefit should that occur.

We remain concerned about both the residential and commercial real estate markets. At period-end, about one out of every seven residential mortgages in the United States was delinquent. Therefore, it’s possible that property markets could weaken to levels that many investors are not currently anticipating. As a result, we will continue to take a selective approach to mortgage-related investments, purchasing very senior bonds that are more able to withstand higher loan losses, or investing in bonds that are trading at substantial discounts. All told, we will seek to maintain the fund’s balanced risk profile by holding various types of securities that carry differing risk characteristics.

Thanks for speaking with us today, Rob.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Rob Bloemker is Head of Fixed Income at Putnam. He has a B.S. and a B.A. from Washington University. Rob joined Putnam in 1999 and has been in the investment industry since 1988.

In addition to Rob, your fund’s portfolio managers are Carl Bell, Kevin Murphy, Michael Salm, and Raman Srivastava.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2009, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/54)		(3/1/93)		(7/26/99)		(12/14/94)		(1/21/03)	(6/16/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average (life of fund)	7.87%	7.78%	6.87%	6.87%	7.06%	7.06%	7.42%	7.35%	7.60%	7.94%

10 years	74.10	67.09	61.40	61.40	61.53	61.53	69.47	63.85	69.90	78.26
Annual average	5.70	5.27	4.90	4.90	4.91	4.91	5.42	5.06	5.44	5.95

5 years	26.97	21.82	22.38	20.46	22.40	22.40	25.27	21.16	25.43	28.48
Annual average	4.89	4.03	4.12	3.79	4.13	4.13	4.61	3.91	4.64	5.14

3 years	20.20	15.41	17.44	14.50	17.45	17.45	19.01	15.22	19.16	20.95
Annual average	6.32	4.89	5.50	4.62	5.51	5.51	5.97	4.84	6.02	6.55

1 year	34.44	29.13	33.21	28.21	33.40	32.40	33.82	29.41	34.02	34.59

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,600 after sales charge) Cumulative total return from 10/31/99 to 10/31/09

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $16,140 and $16,153, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $16,385 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $16,990 and $17,826, respectively.

Comparative index returns For periods ended 10/31/09

		Lipper Corporate Debt Funds A-Rated
	Barclays Capital Aggregate Bond Index	category average†

Annual average (life of fund)	—*	—*

10 years	84.38%	68.77%
Annual average	6.31	5.35

5 years	27.95	18.96
Annual average	5.05	3.49

3 years	20.28	12.82
Annual average	6.35	4.05

1 year	13.79	18.78

Index and Lipper results should be compared to fund performance at net asset value.

* The fund’s benchmark, the Barclays Capital Aggregate Bond Index, was introduced on 12/31/75, and the fund’s Lipper category was introduced on 12/31/59. Both post-date the inception date of the fund’s class A shares.

† Over the 1-year, 3-year, 5-year, and 10-year periods ended 10/31/09, there were 154, 145, 134, and 69 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 10/31/09

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.468		$0.425	$0.427	$0.456		$0.456	$0.480

Capital gains	—		—	—	—		—	—

Total	$0.468		$0.425	$0.427	$0.456		$0.456	$0.480

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

10/31/08	$5.35	$5.57	$5.32	$5.33	$5.28	$5.46	$5.34	$5.40

10/31/09	6.61	6.89	6.56	6.58	6.50	6.72	6.59	6.67

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	7.08%	6.79%	6.40%	6.38%	7.02%	6.79%	6.92%	7.20%

Current 30-day SEC yield [2,3]	N/A	4.61	4.06	4.06	N/A	4.41	4.55	5.05

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund may have limited expenses, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/54)		(3/1/93)		(7/26/99)		(12/14/94)		(1/21/03)	(6/16/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average (life of fund)	7.82%	7.74%	6.83%	6.83%	7.01%	7.01%	7.37%	7.31%	7.55%	7.89%

10 years	69.28	62.50	56.91	56.91	56.87	56.87	64.70	59.26	64.95	73.11
Annual average	5.40	4.97	4.61	4.61	4.61	4.61	5.12	4.76	5.13	5.64

5 years	24.35	19.45	19.66	17.77	19.69	19.69	22.45	18.43	22.46	25.67
Annual average	4.45	3.62	3.65	3.33	3.66	3.66	4.13	3.44	4.14	4.68

3 years	17.41	12.72	14.86	11.98	14.88	14.88	16.38	12.65	16.38	18.16
Annual average	5.50	4.07	4.73	3.84	4.73	4.73	5.19	4.05	5.19	5.72

1 year	18.25	13.48	17.28	12.27	17.27	16.27	17.70	13.83	17.67	18.14

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 10/31/08*	0.93%	1.68%	1.68%	1.18%	1.18%	0.68%

Total annual operating expenses for the fiscal year
ended 10/31/08	1.12%	1.87%	1.87%	1.37%	1.37%	0.87%

Annualized expense ratio for the six-month period
ended 10/31/09†‡	2.34%	3.09%	3.09%	2.59%	2.59%	2.09%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s decision to contractually limit expenses through July 31, 2010.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.70% of average net assets for the six months ended 10/31/09.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Income Fund from May 1, 2009, to October 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$13.35	$17.57	$17.58	$14.75	$14.76	$11.92

Ending value (after expenses)	$1,262.80	$1,255.70	$1,257.40	$1,259.80	$1,260.20	$1,263.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/09. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2009, use the following calculation method. To find the value of your investment on May 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$11.88	$15.65	$15.65	$13.14	$13.14	$10.61

Ending value (after expenses)	$1,013.41	$1,009.63	$1,009.63	$1,012.15	$1,012.15	$1,014.67

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/09. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2009. In addition, at the Trustees’ September 11, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, a sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), to be effective February 28, 2010. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements (and the new sub-management contract between Putnam Management and PIL, which the Trustees evaluated in large part based on their review of contractual arrangements in June 2009) as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 31st percentile in management fees and in the 38th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees (as applicable) and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation is applicable to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was not applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in

favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Corporate Debt Funds A-Rated) for the one-year, three-year and five-year periods ended March 31, 2009 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	92nd

Three-year period	83rd

Five-year period	79th

Over the one-year, three-year and five-year periods ended March 31, 2009, there were 162, 155 and 140 funds, respectively, in your fund’s Lipper peer group. Past performance is no guarantee of future results.

The Trustees noted the disappointing performance for certain funds, as well as certain circumstances that may have contributed to that performance and the actions taken by Putnam Management to address these funds’ performance. The Trustees also considered the four broad initiatives that Putnam Management has implemented to improve its investment approach, to reduce the likelihood of fourth quartile results, and to deliver on its long-term investment goals. Specifically, Putnam Management has:

1. Increased accountability and reduced complexity in the portfolio management process for the Putnam equity funds by replacing a team management structure with a decision-making process that vests full authority and responsibility with individual portfolio managers;

2. Clarified Putnam Management’s investment process by affirming a fundamental-driven approach to investing, with quantitative analysis providing additional input for investment decisions;

3. Strengthened Putnam Management’s large-cap equity research capability by adding multiple new investment personnel to the team and by bringing U.S. and international research under common leadership; and

4. Realigned compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. The Trustees considered Putnam Management’s belief that significant volatility and illiquidity in the markets contributed to the fund’s relative underperformance during these periods. In addition, the Trustees considered Putnam Management’s decision to implement initiative 4 described above. The Trustees also considered Putnam Management’s continued belief that the fund’s investment strategy and process are designed to produce attractive relative performance over longer periods, and noted improvements in the fund’s recent year-to-date performance as of March 31, 2009 as the markets began to show signs of stabilizing.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar
allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Fiduciary Trust Company entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’ pending review of Putnam’s strategic pricing proposal.

In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and
institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic
pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

At a meeting held on November 19, 2009, shareholders approved the proposed management contract for your fund. Subject to shareholder approval of similar management contracts for substantially all of the other Putnam funds, the new management contract is expected to be implemented on January 1, 2010 (but no later than February 1, 2010).

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund (other than Putnam Money Market Liquidity Fund and the Putnam RetirementReady® Funds) benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

Name of Fund	Proposed Effective Contractual Rate	Current Effective Contractual Rate	Difference

Putnam Income Fund	0.412%	0.602%	(0.190)%

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for your fund than the management fee rate payable under the current management contract. For a small number of funds (although not your fund), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam

Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may be currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds (performance adjustments were not proposed for your fund) and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent

Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, the fixed income funds, including your fund, and asset allocation funds are subject to management fee waivers that reduce these funds’ management fees pending implementation of the proposed management contracts. In addition, your fund is subject to expense limitations of 37.5 basis points on the category of shareholder servicing fees and 20 basis points on the general category of other ordinary operating expenses.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidenti-ality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2009, Putnam employees had approximately $303,000,000 and the Trustees had approximately $40,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semi-annual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Income Fund (the “fund”), including the fund’s portfolio, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Income Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 15, 2009

The fund’s portfolio 10/31/09

MORTGAGE-BACKED	Principal
SECURITIES (46.0%)*	amount	Value

Asset Securitization Corp.
Ser. 96-MD6, Class A7, 8.335s, 2029	$1,014,277	$1,116,480
FRB Ser. 97-D5, Class A5, 6.922s, 2043	180,000	175,021

Banc of America Commercial
Mortgage, Inc.
FRB Ser. 07-3, Class A3, 5.658s, 2049	1,213,000	1,181,592
Ser. 07-2, Class A2, 5.634s, 2049	945,000	940,275
Ser. 06-4, Class A2, 5.522s, 2046	4,884,000	5,010,041
Ser. 05-6, Class A2, 5.165s, 2047	530,000	535,036
FRB Ser. 05-1, Class A5, 5.082s, 2042	103,000	104,437
Ser. 07-5, Class XW, IO, 0.439s, 2051	23,324,380	517,801
Ser. 07-1, Class XW, IO, 0.288s, 2049	11,452,655	153,587

Banc of America Commercial
Mortgage, Inc. 144A
Ser. 02-PB2, Class XC, IO, 0.77s, 2035	27,309,300	398,292
Ser. 04-4, Class XC, IO, 0.291s, 2042	20,582,840	312,585
Ser. 04-5, Class XC, IO, 0.238s, 2041	60,300,933	751,199
Ser. 06-5, Class XC, IO, 0.113s, 2016	82,343,932	1,031,539
Ser. 05-1, Class XW, IO, 0.101s, 2042	116,388,897	151,306

Banc of America Funding Corp. FRB
Ser. 06-D, Class 6A1, 5.883s, 2036	118,000	76,700

Banc of America Large Loan
FRB Ser. 04-BBA4, Class H,
1.195s, 2018	273,000	163,800
FRB Ser. 04-BBA4, Class G,
0.945s, 2018	365,000	237,250

Banc of America Large Loan 144A
FRB Ser. 05-MIB1, Class K,
2.245s, 2022	409,000	216,101
FRB Ser. 05-MIB1, Class J,
1.295s, 2022	1,095,000	438,000

Banc of America Structured Security
Trust 144A Ser. 02-X1, Class A3,
5.436s, 2033	113,518	113,460

Bayview Commercial Asset Trust 144A
Ser. 07-5A, IO, 3.047s, 2037	7,430,447	571,401
Ser. 04-2, IO, 2.97s, 2034	1,886,108	66,580
Ser. 07-1, Class S, IO, 2.477s, 2037	9,037,731	566,666
Ser. 06-4A, IO, 2.331s, 2036	1,384,742	107,318
Ser. 05-3A, IO, 2.15s, 2035	8,615,294	402,334
Ser. 05-1A, IO, 2.15s, 2035	3,084,492	124,305
Ser. 04-3, IO, 2.15s, 2035	2,178,638	79,085
Ser. 06-2A, IO, 1.798s, 2036	1,727,097	94,990
FRB Ser. 05-1A, Class A1, 0.544s, 2035	717,860	459,431

Bear Stearns Alternate Trust
FRB Ser. 06-5, Class 2A2, 6 1/4s, 2036	2,573,308	1,749,849
Ser. 04-9, Class 1A1, 4.323s, 2034	103,632	70,771

Bear Stearns Commercial Mortgage
Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.176s, 2032	379,000	233,838
Ser. 07-PW17, Class A3, 5.736s, 2050	15,217,000	14,755,773
Ser. 05-PWR9, Class A2, 4.735s, 2042	1,183,000	1,185,918
Ser. 05-PWR9, Class X1, IO,
0.198s, 2042	30,345,943	219,401
Ser. 04-PR3I, Class X1, IO,
0.181s, 2041	9,879,847	137,330

Bear Stearns Commercial Mortgage
Securities, Inc. 144A
Ser. 06-PW14, Class XW, IO,
0.687s, 2038	15,214,534	499,797
Ser. 06-PW14, Class X1, IO,
0.11s, 2038	16,362,172	229,070
Ser. 07-PW15, Class X1, IO,
0.089s, 2044 F	48,118,028	483,736
Ser. 05-PW10, Class X1, IO,
0.057s, 2040	65,100,388	104,812

MORTGAGE-BACKED	Principal
SECURITIES (46.0%)* cont.	amount	Value

Bear Stearns Small Balance Commercial
Trust 144A Ser. 06-1A, Class AIO,
IO, 1s, 2034	$2,862,800	$18,608

Chase Commercial Mortgage
Securities Corp. Ser. 00-3,
Class A2, 7.319s, 2032	381,450	393,200

Citigroup Commercial Mortgage Trust
Ser. 08-C7, Class A3, 6.095s, 2014	2,935,000	2,866,960
Ser. 08-C7, Class A2A, 6.034s, 2049	1,600,000	1,616,190

Citigroup Commercial Mortgage Trust
144A Ser. 06-C5, Class XC, IO,
0.096s, 2049	97,701,900	732,764

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 06-AR7, Class 2A2A, 5.59s, 2036	281,572	191,469

Citigroup/Deutsche Bank Commercial
Mortgage Trust 144A
Ser. 07-CD4, Class XW, IO,
0 3/8s, 2049	21,027,425	250,226
Ser. 07-CD4, Class XC, IO,
0.087s, 2049	70,321,861	309,416
Ser. 06-CD2, Class X, IO, 0.086s, 2046	62,954,201	197,601

Commercial Mortgage
Acceptance Corp. 144A
Ser. 98-C1, Class F, 6.23s, 2031	1,575,530	1,440,729
Ser. 98-C2, Class F, 5.44s, 2030	2,996,000	2,558,301

Commercial Mortgage Loan Trust
Ser. 08-LS1, Class A4B, 6.019s, 2017	1,301,000	1,119,922

Commercial Mortgage Pass-Through
Certificates 144A
Ser. 06-CN2A, Class H, 5.57s, 2019	771,000	285,270
Ser. 06-CN2A, Class J, 5.57s, 2019	617,000	185,100
FRB Ser. 01-J2A, Class A2F,
0.745s, 2034	1,190,000	1,019,829
Ser. 03-LB1A, Class X1, IO,
0.494s, 2038	6,812,482	254,453
Ser. 05-LP5, Class XC, IO,
0.139s, 2043	36,785,534	278,740
Ser. 06-C8, Class XS, IO, 0.085s, 2046	48,587,236	433,574
Ser. 05-C6, Class XC, IO, 0.064s, 2044	51,240,938	239,877

Countrywide Alternative Loan Trust
Ser. 06-45T1, Class 2A2, 6s, 2037	1,039,628	688,428
Ser. 06-2CB, Class A11, 6s, 2036	9,433,224	6,526,612

Countrywide Home Loans
FRB Ser. 05-HYB7, Class 6A1,
5.664s, 2035	58,765	44,074
FRB Ser. 05-HYB4, Class 2A1,
4.861s, 2035	2,938,904	2,116,011

Countrywide Home Loans 144A
IFB Ser. 05-R2, Class 2A3, 8s, 2035	413,426	391,721
Ser. 04-R2, Class 1AS, IO, 5.661s, 2034	13,796,596	1,414,151
IFB Ser. 05-R1, Class 1AS, IO,
5.642s, 2035	3,742,160	385,817
Ser. 06-R1, Class AS, IO, 5 5/8s, 2036	3,834,116	378,811
Ser. 05-R3, Class AS, IO, 5.567s, 2035	5,488,470	555,433
FRB Ser. 06-R2, Class AS, IO,
5.469s, 2036	7,678,725	744,068
IFB Ser. 05-R2, Class 1AS, IO,
5.301s, 2035	4,879,746	485,047

Credit Suisse Mortgage Capital Certificates
Ser. 07-3, Class 1A1A, 5.837s, 2037	2,569,838	1,696,093
FRB Ser. 07-C4, Class A2, 5.809s, 2039	4,383,000	4,420,413
Ser. 06-C5, Class AX, IO, 0.118s, 2039	31,146,817	445,804

MORTGAGE-BACKED	Principal
SECURITIES (46.0%)* cont.	amount	Value

Credit Suisse Mortgage Capital
Certificates 144A
Ser. 06-C4, Class AX, IO, 0.133s, 2039	$62,427,612	$764,588
Ser. 07-C2, Class AX, IO, 0.113s, 2049	96,343,370	650,510
Ser. 07-C1, Class AX, IO, 0.086s, 2040	62,612,243	497,767

CRESI Finance Limited Partnership 144A
FRB Ser. 06-A, Class D, 1.044s, 2017	188,000	84,600
FRB Ser. 06-A, Class C, 0.844s, 2017	553,000	304,150

Criimi Mae Commercial Mortgage Trust
144A Ser. 98-C1, Class B, 7s, 2033	1,562,188	1,468,456

CS First Boston Mortgage Securities Corp.
Ser. 04-C2, Class A2, 5.416s, 2036	3,670,000	3,687,178
FRB Ser. 04-C3, Class A5, 5.113s, 2036	39,000	38,979
Ser. 04-C3, Class A3, 4.302s, 2036	24,808	24,799

CS First Boston Mortgage Securities Corp. 144A
Ser. 02-CP3, Class AX, IO, 1.416s, 2035	29,088,410	938,794
FRB Ser. 05-TFLA, Class J, 1.195s, 2020 F	198,500	134,979
FRB Ser. 04-TF2A, Class J, 1.195s, 2016 F	254,000	190,491
FRB Ser. 04-TF2A, Class H, 0.945s, 2019 F	495,000	420,734
Ser. 01-CK1, Class AY, IO, 0.78s, 2035	89,420,304	468,392
Ser. 03-C3, Class AX, IO, 0.724s, 2038	43,618,220	1,645,214
Ser. 04-C4, Class AX, IO, 0.377s, 2039	8,028,423	176,321

CWCapital Cobalt Ser. 07-C2,
Class A2, 5.334s, 2047	11,224,000	11,278,892

Deutsche Mortgage & Asset
Receiving Corp. Ser. 98-C1, Class X,
IO, 0.62s, 2031	146,263	3,538

DLJ Commercial Mortgage Corp.
Ser. 00-CF1, Class A1B, 7.62s, 2033	999,429	1,017,634
Ser. 99-CG2, Class B3, 6.1s, 2032	1,485,000	1,277,100
Ser. 99-CG2, Class B4, 6.1s, 2032 F	2,084,000	1,875,668

Fannie Mae
IFB Ser. 07-75, Class JS, 50.41s, 2037	656,121	1,044,099
IFB Ser. 06-62, Class PS, 38.438s, 2036	538,517	842,569
IFB Ser. 07-30, Class FS, 28.698s, 2037	839,768	1,153,905
IFB Ser. 06-49, Class SE, 28.025s, 2036	1,608,796	2,249,753
IFB Ser. 05-25, Class PS, 27.088s, 2035	74,691	107,655
IFB Ser. 06-115, Class ES, 25.585s, 2036	1,140,457	1,569,186
IFB Ser. 06-8, Class HP, 23.673s, 2036	1,464,144	1,989,226
IFB Ser. 05-45, Class DC, 23.416s, 2035	1,249,227	1,732,513
IFB Ser. 05-95, Class OP, 19.602s, 2035	656,686	810,377
IFB Ser. 05-106, Class JC, 19.368s, 2035	397,871	500,855
IFB Ser. 05-83, Class QP, 16.76s, 2034	354,207	417,105
Ser. 02-T1, Class A4, 9 1/2s, 2031	26,604	30,578
Ser. 04-T3, Class PT1, 8.881s, 2044	232,692	269,778
IFB Ser. 03-44, Class SI, IO, 7.756s, 2033	5,126,502	877,098
IFB Ser. 06-90, Class SE, IO, 7.556s, 2036	1,352,837	250,195
Ser. 03-W1, Class 2A, 7 1/2s, 2042	980,528	1,095,128
Ser. 02-T4, Class A3, 7 1/2s, 2041	68,532	76,542
Ser. 01-T3, Class A1, 7 1/2s, 2040	231,066	252,295
Ser. 01-T1, Class A1, 7 1/2s, 2040	396,455	442,790
Ser. 99-T2, Class A1, 7 1/2s, 2039	129,875	144,689
IFB Ser. 04-17, Class ST, IO, 7.356s, 2034	129,515	23,326
IFB Ser. 08-7, Class SA, IO, 7.306s, 2038	193,281	31,507
Ser. 01-W3, Class A, 7s, 2041	224,755	246,317
Ser. 05-W4, Class 1A3, 7s, 2035	708,913	776,924
IFB Ser. 05-113, Class AI, IO,6.986s, 2036	424,656	70,944
IFB Ser. 06-125, Class SM, IO, 6.956s, 2037	1,221,209	163,439
IFB Ser. 06-43, Class SU, IO, 6.956s, 2036	532,323	74,407
IFB Ser. 06-24, Class QS, IO, 6.956s, 2036	2,861,825	491,572
IFB Ser. 05-52, Class DC, IO, 6.956s, 2035	1,498,219	257,524
IFB Ser. 06-79, Class DI, IO, 6.906s, 2036	3,138,651	464,834
IFB Ser. 06-60, Class SI, IO, 6.906s, 2036	4,603,334	680,372
IFB Ser. 04-24, Class CS, IO, 6.906s, 2034	3,109,393	427,676
IFB Ser. 03-122, Class SA, IO, 6.856s, 2028	2,675,961	218,561
IFB Ser. 03-122, Class SJ, IO, 6.856s, 2028	2,784,694	231,704

MORTGAGE-BACKED	Principal
SECURITIES (46.0%)* cont.	amount	Value

Fannie Mae
IFB Ser. 04-60, Class SW, IO, 6.806s, 2034	$4,411,113	$661,714
IFB Ser. 03-130, Class BS, IO, 6.806s, 2033	127,595	16,866
IFB Ser. 03-76, Class SB, IO, 6.806s,2033	37,808,444	5,364,754
IFB Ser. 05-65, Class KI, IO, 6.756s, 2035	8,597,821	1,201,555
IFB Ser. 03-34, Class WS, IO, 6.756s, 2029	118,975	13,149
IFB Ser. 08-41, Class S, IO, 6.556s, 2036	117,301	15,317
IFB Ser. 05-48, Class SM, IO, 6.556s, 2034	2,315,284	303,705
IFB Ser. 07-54, Class CI, IO, 6.516s, 2037	1,657,485	238,394
IFB Ser. 08-34, Class SM, IO, 6.506s, 2038	5,435,491	674,544
IFB Ser. 07-58, Class SP, IO, 6.506s, 2037	1,690,843	266,152
IFB Ser. 07-28, Class SE, IO, 6.506s, 2037	1,677,290	238,334
IFB Ser. 07-24, Class SD, IO, 6.506s, 2037	2,222,388	282,472
IFB Ser. 06-79, Class SI, IO, 6.506s, 2036	1,787,086	224,162
IFB Ser. 05-90, Class GS, IO, 6.506s, 2035	238,737	34,402
IFB Ser. 05-12, Class SC, IO, 6.506s, 2035	1,554,112	191,264
IFB Ser. 05-17, Class ES, IO, 6.506s, 2035	1,901,190	231,788
IFB Ser. 05-17, Class SY, IO, 6.506s, 2035	884,836	123,877
IFB Ser. 05-18, Class SK, IO, 6.506s, 2035	238,441	23,470
IFB Ser. 07-30, Class IE, IO, 6.496s, 2037	4,786,273	807,555
IFB Ser. 06-123, Class CI, IO, 6.496s, 2037	3,746,602	501,695
IFB Ser. 05-82, Class SY, IO, 6.486s, 2035	3,814,398	478,707
IFB Ser. 05-45, Class EW, IO, 6.476s, 2035	1,307,679	170,452
IFB Ser. 05-45, Class SR, IO, 6.476s, 2035	5,072,577	678,944
IFB Ser. 06-126, Class CS, IO, 6.456s, 2037	1,078,087	148,461
IFB Ser. 06-31, Class SX, IO, 6.456s, 2036	3,911,514	592,743
IFB Ser. 06-33, Class JS, IO, 6.456s, 2036	2,845,384	347,740
IFB Ser. 06-36, Class SP, IO, 6.456s, 2036	3,577,179	451,798
IFB Ser. 06-23, Class SP, IO, 6.456s, 2036	1,881,985	265,056
IFB Ser. 06-16, Class SM, IO, 6.456s, 2036	1,416,663	216,680
IFB Ser. 05-95, Class CI, IO, 6.456s, 2035	2,321,775	359,300
IFB Ser. 05-84, Class SG, IO, 6.456s, 2035	3,709,396	524,138
IFB Ser. 05-57, Class NI, IO, 6.456s, 2035	851,608	112,169
IFB Ser. 06-3, Class SB, IO, 6.456s, 2035	8,328,889	1,246,974
IFB Ser. 05-54, Class SA, IO, 6.456s, 2035	3,567,227	483,748
IFB Ser. 05-23, Class SG, IO, 6.456s, 2035	2,854,839	343,142
IFB Ser. 05-17, Class SA, IO, 6.456s, 2035	2,589,458	386,969
IFB Ser. 05-17, Class SE, IO, 6.456s, 2035	2,822,169	256,566
IFB Ser. 05-57, Class DI, IO, 6.456s, 2035	7,264,829	814,387
IFB Ser. 05-5, Class SD, IO, 6.456s, 2035	10,024,074	1,331,548
IFB Ser. 04-92, Class S, IO, 6.456s, 2034	159,795	19,994
IFB Ser. 05-83, Class QI, IO, 6.446s, 2035	647,987	108,908
IFB Ser. 06-128, Class GS, IO, 6.436s, 2037	1,815,027	255,931
IFB Ser. 05-73, Class SD, IO, 6.436s, 2035	305,945	52,774
IFB Ser. 06-114, Class IS, IO, 6.406s, 2036	1,820,066	244,575
IFB Ser. 06-116, Class LS, IO, 6.406s, 2036	186,093	24,761
IFB Ser. 06-51, Class SP, IO, 6.406s, 2036	6,716,427	970,469
IFB Ser. 06-115, Class GI, IO, 6.396s, 2036	1,857,063	263,092
IFB Ser. 06-115, Class IE, IO, 6.396s, 2036	1,419,694	188,202
IFB Ser. 06-117, Class SA, IO, 6.396s, 2036	2,169,412	289,992
IFB Ser. 06-104, Class IM, IO, 6.376s, 2036	925,437	145,867
IFB Ser. 06-109, Class SH, IO, 6.376s, 2036	1,995,740	318,532
IFB Ser. 06-111, Class SA, IO, 6.376s, 2036	548,486	74,606
IFB Ser. 06-104, Class IC, IO, 6.356s, 2036	5,674,863	841,052
IFB Ser. 06-103, Class SB, IO, 6.356s, 2036	5,304,050	672,755
IFB Ser. 06-43, Class SI, IO, 6.356s, 2036	5,547,047	701,219
IFB Ser. 06-39, Class DS, IO, 6.356s, 2036	29,482,134	3,959,358
IFB Ser. 06-8, Class JH, IO, 6.356s, 2036	6,738,779	937,064
IFB Ser. 09-12, Class CI, IO, 6.356s, 2036	7,332,761	1,095,492
IFB Ser. 05-122, Class SG, IO, 6.356s, 2035	1,447,596	197,495
IFB Ser. 05-122, Class SW, IO, 6.356s, 2035	1,898,255	251,141
IFB Ser. 06-101, Class SA, IO, 6.336s, 2036	4,732,891	589,085
IFB Ser. 06-92, Class JI, IO, 6.336s, 2036	1,417,780	213,729
IFB Ser. 06-92, Class LI, IO, 6.336s, 2036	2,138,437	295,166
IFB Ser. 06-96, Class ES, IO, 6.336s, 2036	2,258,575	250,820
IFB Ser. 06-99, Class AS, IO, 6.336s,2036	1,669,141	198,962
IFB Ser. 06-17, Class SI, IO, 6.336s, 2036	1,159,042	146,710
IFB Ser. 06-60, Class YI, IO, 6.326s, 2036	2,060,596	335,852

MORTGAGE-BACKED	Principal
SECURITIES (46.0%)* cont.	amount	Value

Fannie Mae
IFB Ser. 06-42, Class TI, IO, 6.326s, 2036	$37,176,844	$4,405,270
IFB Ser. 06-86, Class SB, IO, 6.306s, 2036	5,505,402	814,076
IFB Ser. 09-12, Class AI, IO, 6.256s, 2037	7,334,892	969,487
IFB Ser. 07-15, Class NI, IO, 6.256s, 2022	2,630,495	283,567
IFB Ser. 07-109, Class XI, IO, 6.206s, 2037	1,370,288	225,691
IFB Ser. 06-79, Class SH, IO, 6.206s, 2036	160,656	22,776
IFB Ser. 07-30, Class LI, IO, 6.196s, 2037	6,842,435	853,658
IFB Ser. 07-30, Class OI, IO, 6.196s, 2037	8,214,693	1,090,471
IFB Ser. 07-89, Class SA, IO, 6.186s, 2037	6,247,860	739,122
IFB Ser. 07-54, Class IA, IO, 6.166s, 2037	2,057,006	271,942
IFB Ser. 07-54, Class IB, IO, 6.166s, 2037	2,057,006	271,942
IFB Ser. 07-54, Class IC, IO, 6.166s, 2037	2,057,006	271,942
IFB Ser. 07-54, Class ID, IO, 6.166s, 2037	2,057,006	271,942
IFB Ser. 07-54, Class IF, IO, 6.166s, 2037	3,058,868	379,549
IFB Ser. 07-54, Class UI, IO, 6.166s, 2037	2,596,369	377,591
IFB Ser. 07-15, Class CI, IO, 6.136s, 2037	7,015,542	871,389
IFB Ser. 06-115, Class JI, IO, 6.136s, 2036	4,954,834	624,122
IFB Ser. 09-43, Class SB, IO, 6.086s, 2039	348,301	51,720
IFB Ser. 06-123, Class LI, IO, 6.076s, 2037	3,370,574	406,343
IFB Ser. 07-81, Class IS, IO, 6.056s, 2037	2,826,951	336,482
IFB Ser. 08-11, Class SC, IO, 6.036s, 2038	272,729	35,029
IFB Ser. 09-71, Class XS, IO, 5.956s, 2036	33,541,809	3,334,056
IFB Ser. 07-39, Class AI, IO, 5.876s, 2037	3,564,407	398,039
IFB Ser. 07-32, Class SD, IO, 5.866s, 2037	2,462,318	272,490
IFB Ser. 07-30, Class UI, IO, 5.856s, 2037	2,016,484	204,874
IFB Ser. 07-32, Class SC, IO, 5.856s, 2037	1,957,531	244,601
IFB Ser. 07-1, Class CI, IO, 5.856s, 2037	2,277,311	285,557
IFB Ser. 07-3, Class SH, IO, 5.826s, 2037	4,855,575	521,974
IFB Ser. 09-12, Class DI, IO, 5.786s, 2037	5,659,666	692,155
IFB Ser. 05-58, Class IK, IO, 5.756s, 2035	3,165,663	405,588
IFB Ser. 04-46, Class PJ, IO, 5.756s, 2034	2,950,637	367,615
Ser. 06-W3, Class 1AS, IO, 5.744s, 2046	8,462,684	872,503
Ser. 06-W2, Class 1AS, IO, 5.723s, 2036	2,764,200	283,331
IFB Ser. 07-75, Class ID, IO, 5.626s, 2037	2,105,541	248,117
Ser. 383, Class 18, IO, 5 1/2s, 2038	938,534	136,932
Ser. 383, Class 19, IO, 5 1/2s, 2038	849,519	123,180
Ser. 383, Class 6, IO, 5 1/2s, 2037	721,428	115,429
Ser. 383, Class 7, IO, 5 1/2s, 2037	711,625	101,834
Ser. 383, Class 20, IO, 5 1/2s, 2037	540,408	82,304
IFB Ser. 09-3, Class SE, IO, 5.256s, 2037	2,702,217	262,680
Ser. 385, Class 3, IO, 5s, 2038	690,479	100,672
Ser. 340, Class 2, IO, 5s, 2033 F	8,027,624	1,649,914
Ser. 09-86, Class UI, IO, 4s, 2014	29,786,800	2,686,411
Ser. 03-W12, Class 2, IO, 2.217s, 2043	2,448,358	163,632
Ser. 03-W10, Class 3, IO, 1.9s, 2043	3,654,663	226,930
Ser. 03-W10, Class 1, IO, 1.856s, 2043	9,704,655	611,448
Ser. 03-W8, Class 12, IO, 1.637s, 2042	17,529,368	983,987
Ser. 03-W17, Class 12, IO, 1.142s, 2033	4,711,027	174,212
Ser. 03-W19, IO, 1.084s, 2033	538,082	18,835
Ser. 03-T2, Class 2, IO, 0.809s, 2042	27,805,087	750,087
Ser. 03-W3, Class 2IO1, IO, 0.675s, 2042	10,859,344	241,096
Ser. 03-W6, Class 51, IO, 0.67s, 2042	7,256,962	166,494
Ser. 03-18, Class X1, IO, 0.639s, 2042	12,657,177	378,795
Ser. 03-W10, Class 3A, IO, 0.601s, 2043	366,995	6,984
Ser. 01-T12, Class IO, 0.565s, 2041	12,592,488	266,776
Ser. 03-W10, Class 1A, IO, 0.496s, 2043	310,607	5,081
Ser. 03-W2, Class 1, IO, 0.466s, 2042	14,226,321	204,065
Ser. 02-T4, IO, 0.449s, 2041	7,006,995	54,204
Ser. 03-W3, Class 1, IO, 0.443s, 2042	9,553,358	135,776
Ser. 01-50, Class B1, IO, 0.434s, 2041	1,774,953	32,001
Ser. 02-T1, Class IO, IO, 0.423s, 2031	11,063,867	151,017
Ser. 03-W6, Class 3, IO, 0.368s, 2042	10,064,460	122,571
Ser. 03-W6, Class 23, IO, 0.352s, 2042	10,744,364	125,651
Ser. 03-34, Class P1, PO, zero %, 2043	51,520	44,349
Ser. 07-64, Class LO, PO, zero %, 2037	905,754	788,148
Ser. 07-14, Class KO, PO, zero %, 2037	401,192	339,907
Ser. 06-125, Class OX, PO, zero %, 2037	145,030	127,695
Ser. 06-84, Class OT, PO, zero %, 2036	110,491	98,168

MORTGAGE-BACKED	Principal
SECURITIES (46.0%)* cont.	amount	Value

Fannie Mae
Ser. 06-56, Class XF, zero %, 2036	$148,661	$129,773
Ser. 06-46, Class OC, PO, zero %, 2036	138,522	121,727
Ser. 06-47, Class VO, PO, zero %, 2036	332,098	261,199
Ser. 06-37, Class ON, PO, zero %, 2036	759,258	709,567
Ser. 05-117, Class MO, PO, zero %, 2036	24,207	23,561
Ser. 05-110, Class KO, PO, zero %, 2035	127,297	105,803
Ser. 05-103, Class OA, PO, zero %, 2035	410,182	340,711
Ser. 05-50, Class LO, PO, zero %, 2035	67,677	62,502
Ser. 08-37, Class DO, PO, zero %, 2033	237,030	186,369
Ser. 06-59, Class QC, PO, zero %, 2033	397,710	366,028
Ser. 04-61, Class JO, PO, zero %, 2032	644,589	589,836
Ser. 326, Class 1, PO, zero %, 2032	643,684	569,522
Ser. 318, Class 1, PO, zero %, 2032	243,598	215,295
Ser. 314, Class 1, PO, zero %, 2031	1,159,152	989,176
FRB Ser. 07-76, Class SF, zero %, 2037	69,811	65,879
FRB Ser. 06-115, Class SN, zero %, 2036	773,650	765,050
FRB Ser. 06-104, Class EK, zero %, 2036	140,522	135,101
FRB Ser. 05-117, Class GF, zero %, 2036	96,926	89,503
FRB Ser. 05-57, Class UL, zero %, 2035	402,733	398,017
FRB Ser. 05-51, Class FV, zero %, 2035	430,571	403,860
FRB Ser. 05-36, Class QA, zero %, 2035	178,919	176,041
FRB Ser. 05-65, Class CU, zero %, 2034	57,898	56,338
FRB Ser. 05-77, Class HF, zero %, 2034	61,365	60,931
FRB Ser. 06-1, Class HF, zero %, 2032	68,421	56,778
IFB Ser. 09-86, Class SA, IO, zero %, 2039	39,716,062	330,800
IFB Ser. 06-75, Class FY, zero %, 2036	177,842	171,773
IFB Ser. 06-48, Class FG, zero %, 2036	495,197	461,057

Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-42, Class A6, 9 1/2s, 2042	129,767	143,352
IFB Ser. T-56, Class 2ASI, IO,
7.856s, 2043	1,297,413	210,830
Ser. T-51, Class 2A, 7 1/2s, 2042	723,993	790,284
Ser. T-56, Class A, IO, 0.524s, 2043	6,130,401	77,938
Ser. T-56, Class 1, IO, 0.244s, 2043	7,923,520	47,353
Ser. T-56, Class 3, IO, 0.119s, 2043	6,004,086	42,660
Ser. T-56, Class 2, IO, 0.051s, 2043	7,318,209	37

First Horizon Alternative Mortgage Securities
FRB Ser. 05-AA10, Class 2A1, 5.714s, 2035	1,324,940	755,216

First Union National Bank-Bank of America
Commercial Mortgage 144A Ser. 01-C1,
Class 3, IO, 1.68s, 2033	22,018,957	308,265

First Union-Lehman Brothers Commercial Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	2,112,000	1,838,165
Ser. 97-C2, Class G, 7 1/2s, 2029	696,000	605,520

Freddie Mac
IFB Ser. 3182, Class PS, 27.62s, 2032	1,611,172	2,325,293
IFB Ser. 3408, Class EK, 24.807s, 2037	1,323,914	1,708,114
IFB Ser. 2976, Class KL, 23.485s, 2035	1,539,354	2,049,540
IFB Ser. 2979, Class AS, 23 3/8s, 2034	355,941	437,126
IFB Ser. 3065, Class DC, 19 1/8s, 2035	1,397,742	1,763,197
IFB Ser. 3105, Class SI, IO, 18.989s, 2036	368,311	174,956
IFB Ser. 2990, Class LB, 16.319s, 2034	1,575,307	1,877,707
IFB Ser. 3489, Class SD, IO, 7.555s, 2032	2,539,459	383,316
IFB Ser. 2828, Class GI, IO, 7.255s, 2034	2,572,036	281,907
IFB Ser. 3184, Class SP, IO, 7.105s, 2033	2,460,176	298,611
IFB Ser. 3110, Class SP, IO, 7.055s, 2035	3,423,067	588,602
IFB Ser. 3156, Class PS, IO, 7.005s, 2036	2,800,089	459,864
IFB Ser. 2869, Class JS, IO, 7.005s, 2034	4,643,179	411,432
IFB Ser. 2927, Class SI, IO, 7s, 2035	2,026,373	239,866
IFB Ser. 3149, Class LS, IO, 6.955s, 2036	6,251,572	1,140,594
IFB Ser. 3119, Class PI, IO, 6.955s, 2036	1,979,870	357,913
IFB Ser. 2882, Class NS, IO, 6.955s, 2034	2,173,592	278,023
IFB Ser. 2882, Class LS, IO, 6.955s, 2034	2,403,976	347,882
IFB Ser. 3308, Class S, IO, 6.955s, 2032	46,016,413	5,649,803
IFB Ser. 3200, Class SB, IO, 6.905s, 2036	1,377,960	179,663
IFB Ser. 3149, Class SE, IO, 6.905s, 2036	1,965,367	328,375

MORTGAGE-BACKED	Principal
SECURITIES (46.0%)* cont.	amount	Value

Freddie Mac
IFB Ser. 3157, Class SA, IO, 6.905s, 2036	$5,242,716	$858,646
IFB Ser. 3203, Class SH, IO, 6.895s, 2036	1,455,150	226,880
IFB Ser. 3208, Class PS, IO, 6.855s, 2036	15,765,005	2,539,644
IFB Ser. 2835, Class AI, IO, 6.855s, 2034	1,427,208	222,768
IFB Ser. 2815, Class PT, IO, 6.805s, 2032	2,394,207	287,926
IFB Ser. 2828, Class TI, IO, 6.805s, 2030	1,103,247	93,364
IFB Ser. 3397, Class GS, IO, 6.755s, 2037	1,282,573	172,881
IFB Ser. 3249, Class SI, IO, 6.505s, 2036	1,235,543	168,208
IFB Ser. 3028, Class ES, IO, 6.505s, 2035	3,801,673	546,152
IFB Ser. 2922, Class SE, IO, 6.505s, 2035	2,743,710	359,844
IFB Ser. 2981, Class AS, IO, 6.475s, 2035	1,903,892	224,278
IFB Ser. 3287, Class SE, IO, 6.455s, 2037	6,207,466	923,671
IFB Ser. 3122, Class DS, IO, 6.455s, 2036	2,054,238	308,183
IFB Ser. 3123, Class LI, IO, 6.455s, 2036	3,114,884	495,744
IFB Ser. 3117, Class SI, IO, 6.455s, 2036	45,916,639	6,105,478
IFB Ser. 3118, Class SD, IO, 6.455s, 2036	4,641,821	570,455
IFB Ser. 3107, Class DC, IO, 6.455s, 2035	3,422,567	512,105
IFB Ser. 3001, Class IH, IO, 6.455s, 2035	76,176	10,564
IFB Ser. 2950, Class SM, IO, 6.455s, 2016	3,191,828	370,677
IFB Ser. 3256, Class S, IO, 6.445s, 2036	2,690,454	319,895
IFB Ser. 3031, Class BI, IO, 6.445s, 2035	1,278,507	208,196
IFB Ser. 3244, Class SB, IO, 6.415s, 2036	1,610,928	199,786
IFB Ser. 3249, Class SM, IO, 6.405s, 2036	5,994,140	816,680
IFB Ser. 3236, Class IS, IO, 6.405s, 2036	2,948,893	367,053
IFB Ser. 3240, Class SM, IO, 6.405s, 2036	5,962,960	720,804
IFB Ser. 3147, Class SD, IO, 6.405s, 2036	8,016,479	1,044,021
IFB Ser. 3398, Class SI, IO, 6.405s, 2036	5,980,984	739,161
IFB Ser. 3067, Class SI, IO, 6.405s, 2035	11,386,016	1,713,550
IFB Ser. 3196, Class SA, IO, 6.405s, 2032	29,192,931	2,930,925
IFB Ser. 3114, Class TS, IO, 6.405s, 2030	12,493,002	1,625,458
IFB Ser. 3128, Class JI, IO, 6.385s, 2036	4,016,734	523,380
IFB Ser. 2990, Class LI, IO, 6.385s, 2034	2,447,638	287,626
IFB Ser. 3240, Class S, IO, 6 3/8s, 2036	5,472,128	698,243
IFB Ser. 3229, Class BI, IO, 6 3/8s, 2036	538,762	65,138
IFB Ser. 3065, Class DI, IO, 6 3/8s, 2035	956,148	127,787
IFB Ser. 3145, Class GI, IO, 6.355s, 2036	3,417,466	451,105
IFB Ser. 3114, Class GI, IO, 6.355s, 2036	1,438,918	174,517
IFB Ser. 3114, Class IP, IO, 6.355s, 2036	2,037,889	253,816
IFB Ser. 3510, Class IB, IO, 6.355s, 2036	2,409,513	396,377
IFB Ser. 2650, Class SK, IO, 6.355s, 2032	10,188,695	1,151,414
IFB Ser. 3218, Class AS, IO, 6.335s, 2036	1,982,415	253,981
IFB Ser. 3221, Class SI, IO, 6.335s, 2036	2,275,101	294,899
IFB Ser. 3153, Class UI, IO, 6.325s, 2036	6,475,983	1,212,006
IFB Ser. 3485, Class SI, IO, 6.305s, 2036	2,057,702	304,179
IFB Ser. 3346, Class SC, IO, 6.305s, 2033	14,340,509	1,937,523
IFB Ser. 3346, Class SB, IO, 6.305s, 2033	1,528,320	205,693
IFB Ser. 3349, Class AS, IO, 6.255s, 2037	15,369,102	1,957,215
IFB Ser. 3510, Class IA, IO, 6.255s, 2037	4,554,259	548,789
IFB Ser. 3201, Class SG, IO, 6.255s, 2036	3,136,240	396,068
IFB Ser. 3203, Class SE, IO, 6.255s, 2036	2,674,279	333,536
IFB Ser. 3238, Class LI, IO, 6.245s, 2036	66,906	8,192
IFB Ser. 3171, Class PS, IO, 6.24s, 2036	2,583,416	308,977
IFB Ser. 3171, Class ST, IO, 6.24s, 2036	5,562,060	697,482
IFB Ser. 3510, Class CI, IO, 6.235s, 2037	6,648,275	841,368
IFB Ser. 3152, Class SY, IO, 6.235s, 2036	3,005,679	420,656
IFB Ser. 3510, Class DI, IO, 6.235s, 2035	3,718,959	486,441
IFB Ser. 3181, Class PS, IO, 6.225s, 2036	1,700,360	245,435
IFB Ser. 3308, Class SA, IO, 6.205s, 2037	16,842,410	1,986,540
IFB Ser. 3199, Class S, IO, 6.205s, 2036	1,523,185	191,884
IFB Ser. 3284, Class LI, IO, 6.195s, 2037	8,453,246	1,044,561
IFB Ser. 3281, Class AI, IO, 6.185s, 2037	7,798,324	985,252
IFB Ser. 3261, Class SA, IO, 6.185s, 2037	2,589,557	323,831
IFB Ser. 3311, Class IA, IO, 6.165s, 2037	2,826,395	355,331
IFB Ser. 3311, Class IB, IO, 6.165s, 2037	2,826,395	355,331
IFB Ser. 3311, Class IC, IO, 6.165s, 2037	2,826,395	355,331
IFB Ser. 3311, Class ID, IO, 6.165s, 2037	2,826,395	355,331
IFB Ser. 3311, Class IE, IO, 6.165s, 2037	4,052,650	509,494

MORTGAGE-BACKED	Principal
SECURITIES (46.0%)* cont.	amount	Value

Freddie Mac
IFB Ser. 3510, Class AS, IO, 6.165s, 2037	$11,127,019	$1,482,896
IFB Ser. 3265, Class SC, IO, 6.165s, 2037	926,082	111,603
IFB Ser. 3240, Class GS, IO, 6.135s, 2036	3,430,544	413,822
IFB Ser. 3424, Class TI, IO, 6.135s, 2035	39,701,886	4,066,859
IFB Ser. 3257, Class SI, IO, 6.075s, 2036	1,466,152	134,664
IFB Ser. 3225, Class EY, IO, 6.045s, 2036	10,716,194	1,217,837
IFB Ser. 3225, Class JY, IO, 6.045s, 2036	6,372,815	755,850
IFB Ser. 3502, Class DS, IO, 5.905s, 2039	848,644	81,278
IFB Ser. 3339, Class TI, IO, 5.895s, 2037	3,127,491	361,807
IFB Ser. 3284, Class CI, IO, 5 7/8s, 2037	5,286,994	614,510
IFB Ser. 3531, Class SM, IO, 5.855s, 2039	27,284,053	2,938,493
IFB Ser. 3510, Class IC, IO, 5.835s, 2037	5,595,182	648,792
IFB Ser. 3309, Class SG, IO, 5.825s, 2037	6,005,798	644,422
IFB Ser. 2965, Class SA, IO, 5.805s, 2032	2,006,165	243,607
IFB Ser. 3510, Class BI, IO, 5.785s, 2037	6,905,400	821,605
IFB Ser. 3397, Class SQ, IO, 5.725s, 2037	7,107,633	768,387
IFB Ser. 3424, Class UI, IO, 5.515s, 2037	99,375	10,121
Ser. 3369, Class BO, PO, zero %, 2037	71,595	63,291
Ser. 3327, Class IF, IO, zero %, 2037	437,895	13,443
Ser. 3369, PO, zero %, 2037	142,739	139,263
Ser. 3391, PO, zero %, 2037	127,833	106,278
Ser. 3292, Class DO, PO, zero %, 2037	168,125	146,993
Ser. 3274, Class MO, PO, zero %, 2037	94,726	82,333
Ser. 3300, PO, zero %, 2037	1,063,282	899,111
Ser. 3252, Class LO, PO, zero %, 2036	632,220	543,710
Ser. 242, PO, zero %, 2036	13,089,641	11,735,681
Ser. 3206, Class EO, PO, zero %, 2036	100,476	89,864
Ser. 3175, Class MO, PO, zero %, 2036	262,220	220,742
Ser. 3176, Class YO, PO, zero %, 2036	142,345	135,429
Ser. 3210, PO, zero %, 2036	77,504	64,749
Ser. 3078, PO, zero %, 2035	750,156	682,903
Ser. 3084, PO, zero %, 2035	55,224	54,752
Ser. 2971, Class KO, PO, zero %, 2035	156,457	139,144
Ser. 3145, Class KO, PO, zero %, 2034	62,481	55,330
Ser. 2858, Class MO, PO, zero %, 2034	64,288	60,771
Ser. 2587, Class CO, PO, zero %, 2032	1,707,935	1,602,677
Ser. 201, PO, zero %, 2029	719,015	565,922
FRB Ser. 3349, Class DO, zero %, 2037	119,123	118,364
FRB Ser. 3338, Class WA, zero %, 2037	11,147	11,044
FRB Ser. 3326, Class XF, zero %, 2037	290,602	284,865
FRB Ser. 3326, Class YF, zero %, 2037	980,485	973,131
FRB Ser. 3263, Class TA, zero %, 2037	143,133	140,965
FRB Ser. 3341, Class FA, zero %, 2036	13,208	13,114
FRB Ser. 3283, Class HF, zero %, 2036	5,506	5,472
FRB Ser. 3171, Class BU, zero %, 2036	12,269	12,110
FRB Ser. 3231, Class X, zero %, 2036	134,316	133,263
FRB Ser. 3147, Class SF, zero %, 2036	453,111	445,080
FRB Ser. 3117, Class AF, zero %, 2036	114,086	107,273
FRB Ser. 3047, Class BD, zero %, 2035	307,145	289,352
FRB Ser. 3326, Class WF, zero %, 2035	1,153,947	1,108,099
FRB Ser. 3033, Class YF, zero %, 2035	337,781	315,492
FRB Ser. 3036, Class AS, zero %, 2035	136,325	132,042
FRB Ser. 3251, Class TP, zero %, 2035	291,192	261,101
FRB Ser. 3003, Class XF, zero %, 2035	1,389,557	1,326,697
FRB Ser. 2963, Class TW, zero %, 2035	232,936	226,165
FRB Ser. 2947, Class GF, zero %, 2034	278,128	250,310
FRB Ser. 3006, Class TE, zero %, 2034	238,478	236,769

GE Capital Commercial Mortgage Corp. 144A
Ser. 05-C2, Class XC, IO, 0.126s, 2043	64,432,074	424,137
Ser. 07-C1, Class XC, IO, 0.088s, 2019	144,994,084	739,470
Ser. 05-C3, Class XC, IO, 0.082s, 2045	173,398,765	599,315

GMAC Commercial Mortgage
Securities, Inc.
Ser. 97-C1, Class X, IO, 1.278s, 2029	4,606,183	218,375
Ser. 05-C1, Class X1, IO, 0.216s, 2043	50,397,318	483,701

MORTGAGE-BACKED	Principal
SECURITIES (46.0%)* cont.	amount	Value

GMAC Commercial Mortgage
Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	$1,074,929	$827,696
Ser. 06-C1, Class XC, IO, 0.07s, 2045	102,914,958	482,908

Government National
Mortgage Association
IFB Ser. 06-34, Class SA, 38.07s, 2036	172,442	251,688
Ser. 07-17, Class CI, IO, 7 1/2s, 2037	62,164	10,935
IFB Ser. 08-47, Class S, IO, 7.455s, 2038	2,503,868	325,916
IFB Ser. 05-68, Class PU, IO, 7.055s, 2032	68,494	7,721
IFB Ser. 04-59, Class SC, IO, 6.955s, 2034	1,280,498	189,441
IFB Ser. 05-68, Class SN, IO, 6.955s, 2034	728,854	85,089
IFB Ser. 07-47, Class SA, IO, 6.855s, 2036	138,720	16,144
IFB Ser. 04-47, Class SY, IO, 6.815s, 2034	390,344	47,893
IFB Ser. 09-77, Class CS, IO, 6.755s, 2038 F	25,697,135	3,144,168
IFB Ser. 04-96, Class KS, IO, 6.755s, 2034	333,466	48,375
IFB Ser. 06-16, Class GS, IO, 6.745s, 2036	139,462	16,207
IFB Ser. 04-5, Class PS, IO, 6.705s, 2033	4,046,000	683,532
IFB Ser. 07-35, Class TY, IO, 6.655s, 2035	2,245,881	151,857
IFB Ser. 07-26, Class SL, IO, 6.555s, 2037	309,774	43,686
IFB Ser. 07-18, Class SA, IO, 6.555s, 2037	40,542,761	4,122,690
IFB Ser. 07-22, Class S, IO, 6.555s, 2037	1,874,815	215,233
IFB Ser. 07-8, Class SH, IO, 6.555s, 2037	1,915,272	254,911
IFB Ser. 05-84, Class AS, IO, 6.555s, 2035	110,633	13,259
IFB Ser. 09-87, Class SI, IO, 6.505s, 2039	285,000	39,900
IFB Ser. 07-51, Class SJ, IO, 6.505s, 2037	2,229,247	223,917
IFB Ser. 04-104, Class IS, IO, 6.505s, 2034	240,954	29,009
IFB Ser. 09-87, Class IG, IO, 6.495s, 2039	5,295,000	708,206
IFB Ser. 07-53, Class SY, IO, 6.49s, 2037	119,023	11,817
IFB Ser. 07-58, Class PS, IO, 6.455s, 2037	8,304,715	811,205
IFB Ser. 07-37, Class SU, IO, 6.445s, 2037	331,461	44,292
IFB Ser. 07-37, Class YS, IO, 6.425s, 2037	542,065	64,671
IFB Ser. 07-59, Class PS, IO, 6.425s, 2037	1,518,112	133,195
IFB Ser. 07-59, Class SP, IO, 6.425s, 2037	4,132,704	369,042
IFB Ser. 07-68, Class PI, IO, 6.405s, 2037	1,994,524	179,093
IFB Ser. 06-29, Class SN, IO, 6.405s, 2036	133,775	13,924
IFB Ser. 06-36, Class SN, IO, 6.365s, 2036	920,475	95,905
IFB Ser. 09-87, Class SK, IO, 6.355s, 2039	4,248,000	442,058
IFB Ser. 07-45, Class QB, IO, 6.355s, 2037	5,844,583	651,087
IFB Ser. 04-34, Class SA, IO, 6.355s, 2034	12,574,551	1,699,780
IFB Ser. 08-6, Class TI, IO, 6.355s, 2032	660,198	63,458
IFB Ser. 03-110, Class SP, IO, 6.355s, 2030	547,076	49,608
IFB Ser. 07-17, Class AI, IO, 6.305s, 2037	6,827,545	950,360
IFB Ser. 09-13, Class SD, IO, 6.305s, 2033	8,031,336	681,419
IFB Ser. 07-78, Class SA, IO, 6.285s, 2037	231,892	25,457
IFB Ser. 07-24, Class SA, IO, 6.265s, 2037	59,102,956	6,690,639
IFB Ser. 08-2, Class SM, IO, 6.255s, 2038	166,558	17,675
IFB Ser. 07-9, Class AI, IO, 6.255s, 2037	2,517,015	277,652
IFB Ser. 06-26, Class S, IO, 6.255s, 2036	347,343	36,034
IFB Ser. 06-28, Class GI, IO, 6.255s, 2035	2,478,622	172,645
IFB Ser. 08-9, Class SK, IO, 6.235s, 2038	142,873	14,774
IFB Ser. 09-35, Class SP, IO, 6.155s, 2037	7,624,156	904,265
IFB Ser. 05-71, Class SA, IO, 6.115s, 2035	154,331	18,682
IFB Ser. 05-65, Class SI, IO, 6.105s, 2035	2,301,369	248,529
IFB Ser. 06-16, Class SX, IO, 6.045s, 2036	115,750	11,796
IFB Ser. 06-10, Class SL, IO, 6.015s, 2036	18,517,007	1,874,234
IFB Ser. 07-17, Class IB, IO, 6.005s, 2037	1,313,806	173,574
IFB Ser. 07-17, Class IC, IO, 6.005s, 2037	4,073,447	503,071
IFB Ser. 06-10, Class SM, IO, 6.005s, 2036	9,691,986	978,749
IFB Ser. 06-14, Class S, IO, 6.005s, 2036	2,179,126	212,219
IFB Ser. 06-11, Class ST, IO, 5.995s, 2036	1,335,089	131,073
IFB Ser. 09-76, Class CS, IO, 5.955s, 2039	21,660,377	2,369,645
IFB Ser. 07-25, Class KS, IO, 5.955s, 2037	603,483	61,197
IFB Ser. 07-21, Class S, IO, 5.955s, 2037	3,268,676	316,774
IFB Ser. 07-7, Class JI, IO, 5.955s, 2037	4,008,358	440,798
IFB Ser. 05-28, Class SA, IO, 5.955s, 2035	577,264	57,095
IFB Ser. 07-17, Class SI, IO, 5.943s, 2037	648,900	72,878
IFB Ser. 07-31, Class AI, IO, 5.935s, 2037	1,915,054	254,199

MORTGAGE-BACKED	Principal
SECURITIES (46.0%)* cont.	amount	Value

Government National
Mortgage Association
IFB Ser. 08-60, Class SH, IO, 5.905s, 2038	$510,702	$48,483
IFB Ser. 09-87, Class TS, IO, 5.855s, 2039	33,066,503	3,802,648
IFB Ser. 07-43, Class SC, IO, 5.855s, 2037	1,947,602	203,020
IFB Ser. 06-16, Class SJ, IO, 5.855s, 2036	332,147	31,227
IFB Ser. 05-27, Class SP, IO, 5.855s, 2035	377,837	40,083
IFB Ser. 05-3, Class SN, IO, 5.855s, 2035	183,040	20,291
IFB Ser. 04-87, Class SD, IO, 5.855s, 2034	310,228	36,067
IFB Ser. 04-88, Class SN, IO, 5.855s, 2034	1,000,021	111,671
IFB Ser. 04-86, Class SP, IO, 5.855s, 2034	1,202,743	96,408
IFB Ser. 04-83, Class CS, IO, 5.835s, 2034	567,956	63,662
IFB Ser. 07-28, Class SB, IO, 5.805s, 2037	376,078	41,455
IFB Ser. 04-89, Class HS, IO, 5.755s, 2034	2,972,445	322,311
IFB Ser. 09-87, Class WT, IO, 0.191s, 2039	22,350,000	83,813
Ser. 07-73, Class MO, PO, zero %, 2037	405,284	340,458
Ser. 06-36, Class OD, PO, zero %, 2036	107,898	94,869
Ser. 99-31, Class MP, PO, zero %, 2029	39,468	33,575
FRB Ser. 07-73, Class KI, IO, zero %, 2037	4,034,588	72,844
FRB Ser. 07-73, Class KM, zero %, 2037	405,284	395,017
FRB Ser. 07-35, Class UF, zero %, 2037	179,387	174,085
FRB Ser. 07-22, Class TA, zero %, 2037	27,009	26,833
FRB Ser. 06-56, Class YF, zero %, 2036	115,862	114,645
FRB Ser. 98-2, Class EA, PO, zero %, 2028	372,530	309,602

Greenwich Capital Commercial Funding Corp.
Ser. 05-GG5, Class A2, 5.117s, 2037	1,138,000	1,137,642
Ser. 05-GG5, Class XC, IO,
0.069s, 2037	283,373,360	824,928

Greenwich Capital Commercial
Funding Corp. 144A Ser. 05-GG3,
Class XC, IO, 0.439s, 2042	67,670,881	880,534

GS Mortgage Securities Corp. II
FRB Ser. 07-GG10, Class A3,
5.805s, 2045	2,313,000	2,279,099
Ser. 06-GG6, Class A2, 5.506s, 2038	2,377,000	2,413,792
Ser. 05-GG4, Class A4, 4.761s, 2039	77,000	68,774

GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030	974,437	918,894
FRB Ser. 07-EOP, Class J, 1.092s, 2020	370,000	299,128
Ser. 06-GG8, Class X, IO, 0.666s, 2039	41,942,836	1,030,024
Ser. 03-C1, Class X1, IO, 0.286s, 2040	15,905,735	318,121
Ser. 04-C1, Class X1, IO, 0.284s, 2028	20,185,914	90,433
Ser. 06-GG6, Class XC, IO, 0.051s, 2038	133,902,672	296,367

GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	174,342	157,453
Ser. 05-RP3, Class 1A3, 8s, 2035	528,252	476,747
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035	380,154	339,050

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP2, Class 1A3, 8s, 2035	567,375	530,318
Ser. 05-RP1, Class 1A3, 8s, 2035	59,973	54,856
Ser. 05-RP2, Class 1A2, 7 1/2s, 2035	631,701	594,983
Ser. 05-RP1, Class 1AS, IO, 5.97s, 2035	3,286,921	357,617
IFB Ser. 04-4, Class 1AS, IO,
5.785s, 2034	4,852,306	503,669
Ser. 05-RP3, Class 1AS, IO, 5.688s, 2035	11,167,091	1,130,110
FRB Ser. 04-4, Class 1AF, 0.644s, 2034	247,291	195,439

GSR Mortgage Loan Trust Ser. 05-AR2,
Class 2A1, 4.804s, 2035	1,107,147	852,503

HASCO NIM Trust 144A Ser. 05-OP1A,
Class A, 6 1/4s, 2035 (In default) F †	189,496	38

HSI Asset Loan Obligation FRB
Ser. 07-AR1, Class 2A1, 6.031s, 2037	2,659,113	1,808,197

IMPAC Secured Assets Corp. FRB
Ser. 07-2, Class 1A1A, 0.354s, 2037 F	3,694,173	2,068,737

MORTGAGE-BACKED	Principal
SECURITIES (46.0%)* cont.	amount	Value

IndyMac Indx Mortgage Loan Trust
FRB Ser. 05-AR31, Class 3A1,
5.514s, 2036	$3,240,637	$1,879,569
FRB Ser. 07-AR11, Class 1A1,
5.082s, 2037	2,549,962	1,376,980
FRB Ser. 06-AR27, Class 2A2,
0.444s, 2036	2,173,058	1,412,488

JPMorgan Chase Commercial Mortgage
Securities Corp.
Ser. 97-C5, Class F, 7.561s, 2029	711,000	651,276
FRB Ser. 07-LD12, Class AM,
6.062s, 2051	2,591,000	1,875,668
FRB Ser. 07-LD12, Class A3,
5.99s, 2051	25,166,000	23,991,415
Ser. 07-CB20, Class A3, 5.863s, 2051	5,789,000	5,656,760
FRB Ser. 07-LD11, Class A3,
5.818s, 2049	2,885,000	2,804,086
Ser. 06-CB15, Class A4, 5.814s, 2043	3,648,000	3,604,589
Ser. 07-CB20, Class A4, 5.794s, 2051	1,268,000	1,119,231
FRB Ser. 04-PNC1, Class A4,
5.391s, 2041	28,000	28,110
Ser. 05-CB12, Class A4, 4.895s, 2037	78,000	74,802
Ser. 04-C3, Class A5, 4.878s, 2042	72,000	71,513
Ser. 05-LDP2, Class AM, 4.78s, 2042	1,230,000	1,025,719
Ser. 06-LDP8, Class X, IO, 0.572s, 2045	55,827,337	1,358,380
Ser. 06-CB17, Class X, IO, 0.512s, 2043	34,724,747	1,009,056
Ser. 06-LDP9, Class X, IO, 0.453s, 2047	22,034,859	499,929
Ser. 07-LDPX, Class X, IO, 0.346s, 2049	42,973,579	703,585
Ser. 06-CB16, Class X1, IO,
0.113s, 2045	32,495,083	383,972

JPMorgan Chase Commercial Mortgage
Securities Corp. 144A
Ser. 00-C9, Class G, 6 1/4s, 2032	915,000	910,322
Ser. 03-ML1A, Class X1, IO,
0 5/8s, 2039	38,828,579	1,277,060
Ser. 05-LDP2, Class X1, IO,
0.215s, 2042	140,805,012	2,059,808
Ser. 07-CB20, Class X1, IO,
0.133s, 2051	73,509,505	782,634
Ser. 05-CB12, Class X1, IO,
0.115s, 2037	40,988,220	343,403
Ser. 06-LDP6, Class X1, IO,
0.064s, 2043	56,939,506	241,019

LB Commercial Conduit
Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	556,463	389,941
Ser. 99-C1, Class G, 6.41s, 2031	601,777	339,688
Ser. 98-C4, Class G, 5.6s, 2035	474,000	452,670
Ser. 98-C4, Class H, 5.6s, 2035 F	808,000	525,375

LB-UBS Commercial Mortgage Trust
Ser. 07-C6, Class A2, 5.845s, 2012	7,834,000	7,932,147
Ser. 04-C7, Class A6, 4.786s, 2029	1,421,000	1,371,687
Ser. 07-C2, Class XW, IO, 0.547s, 2040	9,311,094	218,694

LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C7, Class XW, IO, 0.718s, 2038	48,107,203	1,499,237
Ser. 03-C5, Class XCL, IO, 0.402s, 2037	12,926,162	234,696
Ser. 05-C3, Class XCL, IO, 0.299s, 2040	92,038,039	1,733,168
Ser. 05-C5, Class XCL, IO, 0.204s, 2020	116,324,569	1,343,816
Ser. 05-C2, Class XCL, IO, 0.175s, 2040	232,511,003	1,859,693
Ser. 05-C7, Class XCL, IO, 0.138s, 2040	159,475,531	1,069,283
Ser. 06-C7, Class XCL, IO, 0.116s, 2038	74,668,926	1,037,950
Ser. 07-C2, Class XCL, IO, 0.103s, 2040	158,899,081	1,646,481
Ser. 06-C1, Class XCL, IO, 0.097s, 2041	154,446,983	1,290,559

MORTGAGE-BACKED	Principal
SECURITIES (46.0%)* cont.	amount	Value

Lehman Brothers Floating Rate
Commercial Mortgage Trust 144A
FRB Ser. 04-LLFA, Class H, 1.195s, 2017	$496,000	$351,996
FRB Ser. 05-LLFA, Class J, 1.045s, 2018	324,000	161,386

MASTR Adjustable Rate Mortgages Trust
Ser. 04-7, Class 2A1, 4.476s, 2034	86,686	62,392

MASTR Reperforming
Loan Trust 144A
Ser. 05-2, Class 1A3, 7 1/2s, 2035	1,142,494	1,076,086
Ser. 05-1, Class 1A4, 7 1/2s, 2034	811,885	764,694

Merit Securities Corp. 144A FRB
Ser. 11PA, Class 3A1, 0.864s, 2027	3,289,670	2,331,202

Merrill Lynch Capital Funding Corp.
Ser. 06-4, Class XC, IO, 0.148s, 2049	75,173,915	843,121

Merrill Lynch Floating Trust 144A FRB
Ser. 06-1, Class TM, 0.745s, 2022	741,724	563,710

Merrill Lynch Mortgage
Investors, Inc.
FRB Ser. 98-C3, Class E, 6.819s, 2030	496,000	386,233
FRB Ser. 05-A9, Class 3A1, 5.256s, 2035	2,854,531	2,321,488
Ser. 96-C2, Class JS, IO, 2.261s, 2028	513,282	16,420

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 5.829s, 2050	1,596,000	1,536,427
FRB Ser. 07-C1, Class A4, 5.829s, 2050	1,461,000	1,264,464
FRB Ser. 04-BPC1, Class A5, 4.855s, 2041	75,000	73,587
FRB Ser. 05-MCP1, Class A4, 4.747s, 2043	71,000	69,794
Ser. 05-MCP1, Class XC, IO, 0.212s, 2043	51,403,676	591,142

Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO, 0.429s, 2039	10,400,628	229,854
Ser. 05-LC1, Class X, IO, 0.1s, 2044	28,082,948	165,072

Merrill Lynch/Countrywide
Commercial Mortgage Trust
FRB Ser. 07-8, Class A3, 5.957s, 2049	3,281,000	3,045,424
FRB Ser. 07-8, Class A2, 5.92s, 2049	1,887,000	1,887,377
Ser. 06-4, Class A2, 5.112s, 2049	8,464,000	8,463,916

Mezz Cap Commercial
Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 8.006s, 2037	3,862,374	833,500
Ser. 04-C2, Class X, IO, 6.004s, 2040	1,892,800	344,868
Ser. 05-C3, Class X, IO, 5.555s, 2044	2,227,212	440,543
Ser. 06-C4, Class X, IO, 5.454s, 2016	7,480,501	1,773,627

Morgan Stanley Capital 144A
Ser. 05-RR6, Class X, IO, 1.521s, 2043	7,122,308	198,712

Morgan Stanley Capital I
FRB Ser. 08-T29, Class A3, 6.28s, 2043	1,080,000	1,072,300
FRB Ser. 06-IQ11, Class A4, 5.77s, 2042	3,648,000	3,564,368
Ser. 06-T21, Class A2, 5.09s, 2052	3,325,000	3,348,275
Ser. 05-HQ6, Class A4A, 4.989s, 2042	2,023,000	2,032,913
Ser. 04-HQ4, Class A7, 4.97s, 2040	1,681,000	1,662,509

Morgan Stanley Capital I 144A
Ser. 04-RR, Class F5, 6s, 2039	820,000	65,600
Ser. 04-RR, Class F6, 6s, 2039	1,230,000	86,100
Ser. 07-HQ13, Class X1, IO, 0.667s, 2044	36,499,174	787,652
Ser. 05-HQ5, Class X1, IO, 0.143s, 2042	16,860,564	83,628

Morgan Stanley Mortgage Loan Trust
Ser. 05-5AR, Class 2A1, 3.956s, 2035	2,455,056	1,509,860

Mortgage Capital Funding, Inc. FRB
Ser. 98-MC2, Class E, 7.092s, 2030	839,000	604,080

Nomura Asset Acceptance Corp.
Ser. 04-R3, Class PT, 5.71s, 2035	376,059	340,579

Nomura Asset Acceptance Corp. 144A
Ser. 04-R2, Class PT, 9.087s, 2034	167,467	157,883

PNC Mortgage Acceptance Corp. 144A
Ser. 00-C1, Class J, 6 5/8s, 2010	189,000	137,660

MORTGAGE-BACKED	Principal
SECURITIES (46.0%)* cont.	amount	Value

Residential Asset Mortgage
Products, Inc. Ser. 02-SL1,
Class AI3, 7s, 2032	$91,881	$88,218

Residential Asset Securitization
Trust Ser. 07-A5, Class 2A3, 6s, 2037	1,002,166	761,646

Salomon Brothers Mortgage Securities
VII 144A Ser. 02-KEY2, Class X1, IO,
1.974s, 2036	18,148,961	615,250

STRIPS 144A
Ser. 03-1A, Class L, 5s, 2018	603,000	440,190
Ser. 03-1A, Class M, 5s, 2018	403,000	221,650
Ser. 04-1A, Class L, 5s, 2018	273,000	152,880

Structured Adjustable Rate Mortgage
Loan Trust
FRB Ser. 07-8, Class 1A2, 6 1/4s, 2037	7,656,626	4,976,807
FRB Ser. 07-10, Class 1A1, 6s, 2037	12,843,231	7,844,906
FRB Ser. 05-18, Class 6A1, 5.217s, 2035	1,368,029	1,080,743

Structured Adjustable Rate Mortgage
Loan Trust 144A Ser. 04-NP2,
Class A, 0.594s, 2034	379,863	303,891

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO,
6.006s, 2037	27,561,980	2,962,913
Ser. 07-4, Class 1A4, IO, 1s, 2037	28,731,504	854,435

Structured Asset
Securities Corp. 144A
Ser. 07-RF1, Class 1A, IO, 5.455s, 2037	9,578,635	921,465
Ser. 06-RF4, Class 1A, IO, 5.319s, 2036	5,080,280	538,570

Wachovia Bank Commercial
Mortgage Trust
FRB Ser. 07-C33, Class A3, 5.902s, 2051	2,572,000	2,528,932
FRB Ser. 07-C32, Class A2, 5.735s, 2049	7,597,000	7,598,101
Ser. 07-C31, Class A3, 5.483s, 2047	1,520,000	1,426,520
Ser. 07-C31, Class A2, 5.421s, 2047	8,715,000	8,709,944
Ser. 07-C30, Class A3, 5.246s, 2043	1,506,000	1,480,180
Ser. 04-C15, Class A4, 4.803s, 2041	2,498,000	2,429,342
Ser. 06-C29, IO, 0 3/8s, 2048	74,331,173	1,320,769
Ser. 07-C34, IO, 0.355s, 2046	17,615,446	340,452

Wachovia Bank Commercial Mortgage
Trust 144A
FRB Ser. 05-WL5A, Class L, 3.545s, 2018	574,000	172,200
Ser. 03-C3, Class IOI, IO, 0.482s, 2035	12,014,729	306,595
Ser. 07-C31, IO, 0.26s, 2047	138,407,725	1,560,454
Ser. 06-C27, Class XC, IO, 0.122s, 2045	37,094,058	268,214
Ser. 05-C18, Class XC, IO, 0.118s, 2042	29,346,952	229,334
Ser. 06-C23, Class XC, IO, 0.058s, 2045	176,759,239	777,706
Ser. 06-C26, Class XC, IO, 0.041s, 2045	13,201,556	33,501

WAMU Commercial Mortgage Securities
Trust 144A
Ser. 05-C1A, Class G, 5.72s, 2036	129,000	36,030
Ser. 06-SL1, Class X, IO, 0.934s, 2043	5,989,164	211,477
Ser. 07-SL2, Class X, IO, 0.85s, 2049	12,285,361	363,892

Washington Mutual Multi-Fam., Mtge.
144A Ser. 01-1, Class B5, 7.177s, 2031	1,083,000	714,780

Total mortgage-backed securities (cost $463,268,929)		$542,876,745

CORPORATE BONDS	Principal
AND NOTES (20.0%)*	amount	Value

Basic materials (1.3%)
Allegheny Technologies, Inc.
sr. unsec. unsub. notes 9 3/8s, 2019	$57,000	$64,830

ArcelorMittal sr. unsec.
unsub. 9.85s, 2019 (Luxembourg)	210,000	246,185

CORPORATE BONDS	Principal
AND NOTES (20.0%)* cont.	amount	Value

Basic materials cont.
ArcelorMittal sr. unsec. unsub. notes
6 1/8s, 2018 (Luxembourg)	$443,000	$437,552

Bemis Co., Inc. sr. unsec.
unsub. notes 6.8s, 2019	185,000	207,369

Dow Chemical Co. (The) notes 9.4s, 2039	650,000	799,564

Dow Chemical Co. (The) sr. unsec.
notes 7.6s, 2014	2,313,000	2,569,879

Dow Chemical Co. (The) sr. unsec.
unsub. notes 5.9s, 2015	2,545,000	2,632,795

Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 3/8s, 2017	862,000	918,030

Georgia-Pacific, LLC sr. unsec.
unsub. notes 8 1/8s, 2011	500,000	520,000

Georgia-Pacific, LLC sr. unsec.
unsub. notes 9 1/2s, 2011	250,000	270,000

Holcim, Ltd. 144 company guaranty 6s,
2019 (Switzerland)	535,000	551,693

International Paper Co. bonds 7.95s, 2018	213,000	237,417

International Paper Co. sr. unsec.
notes 9 3/8s, 2019	685,000	825,425

International Paper Co. sr. unsec.
unsub. notes 7 1/2s, 2021	1,270,000	1,390,772

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 5/8s, 2016	485,000	522,123

Nalco Co. 144A sr. notes 8 1/4s, 2017	201,000	211,050

Rio Tinto Finance USA LTD company
guaranty sr. unsec. notes 9s, 2019 (Australia)	650,000	808,716

Teck Resources, Ltd.
sr. notes 10 3/4s, 2019 (Canada)	164,000	191,060

Teck Resources, Ltd.
sr. notes 10 1/4s, 2016 (Canada)	245,000	282,363

Teck Resources, Ltd.
sr. notes 9 3/4s, 2014 (Canada)	204,000	228,990

Vale Overseas, Ltd. company
guaranty unsec. unsub. notes 5 5/8s, 2019	545,000	543,965

Westvaco Corp. unsec. notes 7 1/2s, 2027	119,000	109,240

Xstrata Finance Canada, Ltd. 144A
company guaranty 5.8s, 2016 (Canada)	610,000	605,066

		15,174,084
Capital goods (0.4%)
Allied Waste North America, Inc. sec.
notes Ser. B, 5 3/4s, 2011	400,000	420,208

Allied Waste North America, Inc.
sr. unsec. notes 6 3/8s, 2011	275,000	290,327

Ball Corp. company guaranty sr. unsec.

notes 7 1/8s, 2016	79,000	80,778

Ball Corp. company
guaranty sr. unsec. notes 6 5/8s, 2018	680,000	668,100

L-3 Communications Corp. company
guaranty Ser. B, 6 3/8s, 2015	450,000	444,375

L-3 Communications Corp. company
guaranty sr. unsec. sub. notes 5 7/8s, 2015	390,000	379,275

Legrand SA unsec. unsub. debs.
8 1/2s, 2025 (France)	655,000	693,226

Parker Hannifin Corp. sr. unsec.
unsub. notes Ser. MTN, 6 1/4s, 2038	435,000	474,378

Republic Services, Inc. 144A
sr. unsec. notes 5 1/2s, 2019	660,000	680,634

United Technologies Corp. sr. unsec.
notes 6 1/8s, 2038	605,000	672,365

		4,803,666

CORPORATE BONDS	Principal
AND NOTES (20.0%)* cont.	amount	Value

Communication services (2.6%)
American Tower Corp. sr. unsec.
notes 7s, 2017	$1,070,000	$1,171,650

American Tower Corp. 144A sr. unsec.
notes 7 1/4s, 2019	1,560,000	1,712,100

AT&T Wireless Services, Inc.
sr. notes 8 3/4s, 2031	926,000	1,221,022

AT&T Wireless Services, Inc.
sr. notes 7 7/8s, 2011	600,000	649,967

AT&T, Inc. sr. unsec.
unsub. bonds 5 1/2s, 2018	220,000	230,944

AT&T, Inc. sr. unsec.
unsub. notes 6.3s, 2038	3,060,000	3,199,151

Bellsouth Capital Funding unsec.
notes 7 7/8s, 2030	590,000	685,320

Comcast Cable Communications company
guaranty sr. unsub. notes 8 7/8s, 2017	785,000	960,916

Comcast Corp. company
guaranty sr. unsec.
unsub. notes 6.95s, 2037	455,000	496,298

Cox Communications, Inc.
notes 7 1/8s, 2012	345,000	387,153

Cox Communications, Inc. 144A
bonds 8 3/8s, 2039	470,000	568,033

Cox Communications, Inc. 144A
notes 5 7/8s, 2016	390,000	407,887

Cox Enterprises, Inc. 144A
notes 7 7/8s, 2010	250,000	260,848

France Telecom notes 8 1/2s, 2031
(France)	340,000	465,183

Nextel Communications, Inc.
sr. notes Ser. E, 6 7/8s, 2013	230,000	212,175

Rogers Communications Inc. company
guaranty notes 6.8s, 2018 (Canada)	610,000	685,175

Rogers Wireless, Inc. sec.
notes 6 3/8s, 2014 (Canada)	1,000,000	1,105,986

TCI Communications, Inc. company
guaranty 7 7/8s, 2026	2,435,000	2,746,819

TCI Communications, Inc. debs. 9.8s, 2012	960,000	1,099,630

Telecom Italia Capital SA company
guaranty 5 1/4s, 2015 (Italy)	800,000	829,154

Telecom Italia Capital SA company
guaranty 5 1/4s, 2013 (Italy)	155,000	163,093

Telecom Italia Capital SA company
guaranty 4s, 2010 (Italy)	315,000	316,821

Telefonica Emisones SAU company
guaranty 6.421s, 2016 (Spain)	125,000	139,805

Telefonica Emisones SAU company
guaranty 6.221s, 2017 (Spain)	345,000	382,113

Telefonica Emisones SAU company
guaranty sr. unsec. notes 4.949s,
2015 (Spain)	470,000	496,884

Telefonica Europe BV company
guaranty 8 1/4s, 2030 (Spain)	435,000	557,577

Time Warner Cable, Inc. company
guaranty sr. notes 7.3s, 2038	1,165,000	1,312,767

Time Warner Cable, Inc. company
guaranty sr. unsec. 6 3/4s, 2018	355,000	391,794

Time Warner Cable, Inc. company
guaranty sr. unsec. notes 7 1/2s, 2014	345,000	397,301

Time Warner Cable, Inc. company
guaranty sr. unsec.
unsub. notes 6 3/4s, 2039	350,000	370,692

CORPORATE BONDS	Principal
AND NOTES (20.0%)* cont.	amount	Value

Communication services cont.
Verizon Communications, Inc.
sr. unsec. notes 7.35s, 2039	$424,000	$504,868

Verizon Communications, Inc.
sr. unsec. unsub. notes 8 3/4s, 2018	221,000	277,796

Verizon New England, Inc.
sr. notes 6 1/2s, 2011	1,580,000	1,704,831

Verizon New Jersey, Inc. debs. 8s, 2022	640,000	729,163

Verizon Pennsylvania, Inc.
debs. 8.35s, 2030	795,000	904,111

Verizon Virginia, Inc. debs. Ser. A,
4 5/8s, 2013	219,000	228,953

Verizon Wireless, Inc. 144A
notes 5.55s, 2014	2,365,000	2,576,921

		30,550,901
Conglomerates (—%)
Siemens Financieringsmaatschappij
144A notes 5 3/4s, 2016 (Netherlands)	560,000	608,620

		608,620
Consumer cyclicals (1.0%)
Corrections Corporation of America
company guaranty sr. notes 7 3/4s, 2017	466,000	480,563

D.R. Horton, Inc. sr. notes 7 7/8s, 2011	415,000	433,675

DaimlerChrysler NA Holding Corp.
company guaranty unsec. unsub.
notes Ser. MTN, 5 3/4s, 2011 (Germany)	605,000	639,568

DIRECTV Holdings, LLC 144A company
guaranty sr. unsec.
unsub. notes 5 7/8s, 2019	1,490,000	1,531,929

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 6 5/8s, 2011	495,000	502,425

News America Holdings, Inc. company
guaranty 7 3/4s, 2024	870,000	911,475

News America Holdings, Inc.
debs. 7 3/4s, 2045	790,000	900,117

Omnicom Group, Inc. sr. notes 5.9s, 2016	535,000	557,153

Target Corp. bonds 6 1/2s, 2037	975,000	1,077,624

Time Warner Entertainment Co., LP
debs. Ser. *, 8 3/8s, 2023	50,000	59,063

Time Warner, Inc. company
guaranty sr. unsec. notes FRN
0.684s, 2009	1,175,000	1,175,118

Time Warner, Inc. debs. 9.15s, 2023	675,000	807,825

Time Warner, Inc. debs. 9 1/8s, 2013	785,000	913,801

Viacom, Inc. company guaranty 5 5/8s, 2012	333,000	345,765

Viacom, Inc. company guaranty sr.
unsec. notes 8 5/8s, 2012	67,000	72,979

Viacom, Inc. unsec. sr. company
guaranty 7 7/8s, 2030	920,000	914,716

Wal-Mart Stores, Inc. sr. unsec.
notes 6.2s, 2038	365,000	413,905

Whirlpool Corp. sr. unsec.
notes 8.6s, 2014	180,000	205,479

		11,943,180
Consumer staples (1.7%)
Altria Group, Inc. company
guaranty sr. unsec. notes 9 1/4s, 2019	875,000	1,060,854

Altria Group, Inc. company guaranty sr.
unsec. unsub. notes 8 1/2s, 2013	540,000	627,885

Anheuser-Busch InBev Worldwide, Inc.
144A company guaranty sr.
notes 8.2s, 2039	670,000	845,354

CORPORATE BONDS	Principal
AND NOTES (20.0%)* cont.	amount	Value

Consumer staples cont.
Anheuser-Busch InBev Worldwide, Inc.
144A company guaranty sr. unsec.
notes 6 3/8s, 2040 (Belgium)	$1,343,000	$1,404,624

Anheuser-Busch InBev Worldwide, Inc.
144A company guaranty sr. unsec.
notes 5 3/8s, 2020 (Belgium)	1,477,000	1,501,527

Anheuser-Busch InBev Worldwide, Inc.
144A company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019	325,000	378,727

Campbell Soup Co. debs. 8 7/8s, 2021	715,000	967,019

ConAgra Foods, Inc. unsec.
notes 7 7/8s, 2010	36,000	37,980

CVS Caremark Corp. notes 6.6s, 2019	1,310,000	1,458,473

CVS Caremark Corp. 144A pass-through
certificates 6.117s, 2013	899,544	955,309

CVS Corp. sr. unsec. notes 6 1/8s, 2016	5,000	5,478

Delhaize Group sr. unsub.
notes 6 1/2s, 2017 (Belgium)	480,000	525,495

Diageo Capital PLC company guaranty
5 3/4s, 2017 (United Kingdom)	345,000	376,008

Diageo Capital PLC company
guaranty 5.2s, 2013 (United Kingdom)	145,000	155,481

Diageo PLC company guaranty 8s, 2022
(Canada)	675,000	821,702

General Mills, Inc. sr. unsec.
notes 5.65s, 2019	190,000	205,455

H.J. Heinz Co. sr. unsec.
notes 5.35s, 2013	595,000	638,667

HJ Heinz Finance Co. 144A company
guaranty 7 1/8s, 2039	85,000	97,786

Kellogg Co. sr. unsec. notes 4.45s, 2016	140,000	146,104

Kraft Foods, Inc. notes 6 1/8s, 2018	730,000	770,602

Kroger Co. company guaranty 6 3/4s, 2012	5,000	5,481

Kroger Co. company guaranty 6.4s, 2017	605,000	669,624

Kroger Co. sr. notes 6.15s, 2020	200,000	219,120

McDonald’s Corp. sr. unsec. Ser. MTN,
6.3s, 2038	680,000	775,353

McDonald’s Corp. sr. unsec. bond
6.3s, 2037	530,000	606,454

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	775,000	812,439

SABMiller PLC 144A notes 6 1/2s, 2018
(United Kingdom)	1,010,000	1,123,989

Tesco PLC 144A sr. unsec. unsub.
notes 6.15s, 2037 (United Kingdom)	1,150,000	1,232,767

Tyson Foods, Inc. sr. unsec.
notes 8 1/4s, 2011	555,000	585,525

WPP Finance UK company guaranty
sr. unsec. notes 8s, 2014 (United Kingdom)	790,000	876,437

		19,887,719
Energy (1.1%)
Amerada Hess Corp.
unsub. notes 6.65s, 2011	210,000	226,112

Chesapeake Energy Corp. sr. unsec.
notes 7 5/8s, 2013	835,000	860,050

ConocoPhillips company
guaranty sr. unsec. bond 5.9s, 2038	590,000	616,431

ConocoPhillips company
guaranty sr. unsec. notes 5.2s, 2018	280,000	296,930

ConocoPhillips notes 6 1/2s, 2039	300,000	335,784

Devon Energy Corp. sr. notes 6.3s, 2019	360,000	398,613

CORPORATE BONDS	Principal
AND NOTES (20.0%)* cont.	amount	Value

Energy cont.
EnCana Corp. sr. unsec. notes 6 1/2s,
2019 (Canada)	$270,000	$299,927

EOG Resources, Inc. sr. unsec.
notes 5 5/8s, 2019	340,000	371,080

Forest Oil Corp. sr. notes 8s, 2011	455,000	467,513

Halliburton Co. sr. unsec.
notes 7.45s, 2039	850,000	1,057,262

Husky Energy, Inc. sr. notes 5.9s,
2014 (Canada)	270,000	292,500

Kerr-McGee Corp. sec. notes 6.95s, 2024	630,000	666,881

Motiva Enterprises, LLC 144A
sr. notes 5.2s, 2012	195,000	205,757

Newfield Exploration Co.
sr. sub. notes 6 5/8s, 2016	550,000	540,375

Nexen, Inc. sr. unsec.
unsub. notes 7 1/2s, 2039 (Canada)	620,000	689,213

Peabody Energy Corp.
sr. notes 5 7/8s, 2016	665,000	646,713

Petro-Canada sr. unsec.
unsub. notes 6.05s, 2018 (Canada)	465,000	495,173

Ras Laffan Liquefied Natural Gas Co.,
Ltd. 144A company guaranty
sr. notes 5 1/2s, 2014 (Qatar)	1,015,000	1,083,145

Weatherford International, Inc.
company guaranty sr. unsec.
unsub. bonds 6.8s, 2037	205,000	212,555

Weatherford International, Inc.
company guaranty sr. unsec.
unsub. bonds 6.35s, 2017	240,000	255,333

Weatherford International, Ltd. company
guaranty 6 1/2s, 2036 (Switzerland)	470,000	457,177

Weatherford International, Ltd.
sr. notes 5 1/2s, 2016 (Switzerland)	390,000	399,857

Williams Cos., Inc. (The) sr. unsec.
notes 8 3/4s, 2020	860,000	985,726

XTO Energy, Inc. sr. unsec.
notes 6 3/4s, 2037	635,000	700,364

XTO Energy, Inc. sr. unsec.
notes 5 1/2s, 2018	280,000	290,797

XTO Energy, Inc. sr. unsec.
unsub. notes 6 1/2s, 2018	505,000	562,219

		13,413,487
Financials (6.6%)
Allstate Life Global Funding Trusts
notes Ser. MTN, 5 3/8s, 2013	1,160,000	1,245,448

American Express Bank FSB
notes Ser. BKN1, 5.55s, 2012	995,000	1,062,158

American Express Bank FSB sr. unsec.
FRN Ser. BKNT, 0.542s, 2017	1,035,000	891,978

American Express Co. sr. unsec.
notes 8 1/8s, 2019	1,450,000	1,735,254

American Express Travel Related
Services Co., Inc. sr. unsec. unsub.
notes FRN Ser. EMTN, 0.444s, 2011	1,225,000	1,175,073

American International Group, Inc.
sr. unsec. Ser. MTN, 5.85s, 2018	2,440,000	1,842,200

Bank of America Corp.
sub. notes 7 3/4s, 2015	1,465,000	1,635,079

Bank of America NA
sub. notes Ser. BKNT, 5.3s, 2017	905,000	884,037

Barclays Bank PLC sr. unsec.
unsub. notes 5s, 2016	100,000	102,588

CORPORATE BONDS	Principal
AND NOTES (20.0%)* cont.	amount	Value

Financials cont.
Barclays Bank PLC 144A
sub. notes 10.179s, 2021	$1,080,000	$1,420,024

Barclays Bank PLC 144A unsec.
sub. notes 6.05s, 2017	2,555,000	2,603,060

Bear Stearns Cos., Inc. (The)
notes Ser. MTN, 6.95s, 2012	1,380,000	1,548,720

Bear Stearns Cos., Inc. (The)
sr. notes 6.4s, 2017	1,020,000	1,112,727

Bear Stearns Cos., Inc. (The)
sr. unsec. notes 7 1/4s, 2018	1,685,000	1,927,328

Bosphorus Financial Services, Ltd.
144A sr. notes FRN 2.24s, 2012	1,121,250	1,066,052

Capital One Bank USA NA
sub. notes 8.8s, 2019	1,050,000	1,242,811

Chubb Corp. (The) sr. notes 6 1/2s, 2038	480,000	553,292

Citigroup, Inc. sr. unsec. sub. FRN
0.579s, 2016	1,961,000	1,634,095

Citigroup, Inc. sr. unsec.
unsub. notes 6 1/8s, 2017	1,370,000	1,398,132

Citigroup, Inc. sr. unsec.
unsub. notes 5 1/4s, 2012	2,165,000	2,254,287

Citigroup, Inc. sr. unsec.
unsub. notes FRN 0.604s, 2010	1,575,000	1,569,598

Citigroup, Inc. sub. notes 5s, 2014	1,156,000	1,139,815

Citigroup, Inc. unsec.
sub. notes 6 5/8s, 2032	504,000	477,122

Commonwealth Bank of Australia 144A
sr. unsec. notes 3 3/4s, 2014 (Australia)	100,000	100,507

Countrywide Financial Corp. FRN
Ser. MTN, 0.715s, 2012	1,090,000	1,051,850

Duke Realty LP sr. unsec.
notes 6 1/2s, 2018	390,000	376,121

Duke Realty LP sr. unsec.
notes 6 1/4s, 2013	120,000	121,749

Federal Realty Investment Trust
sr. unsec. unsub. notes 5.95s, 2014 R	235,000	236,335

Fund American Cos., Inc.
notes 5 7/8s, 2013	1,050,000	1,005,483

GATX Financial Corp. notes 5.8s, 2016	455,000	406,751

General Electric Capital Corp.
sr. unsec. FRN Ser. MTN, 0.474s, 2016	895,000	799,013

General Electric Capital Corp.
sr. unsec. notes Ser. MTN, 6 7/8s, 2039	370,000	398,792

Goldman Sachs Group, Inc (The)
sr. unsec. 6.15s, 2018	595,000	634,041

Goldman Sachs Group, Inc. (The)
sr. notes 5.45s, 2012	960,000	1,034,858

Goldman Sachs Group, Inc. (The)
sub. notes 6 3/4s, 2037	2,510,000	2,645,703

Hartford Financial Services Group, Inc.
(The) sr. unsec. notes 6.1s, 2041	1,207,000	982,208

HCP, Inc. sr. unsec. Ser. MTN, 6.7s, 2018 R	50,000	49,681

Health Care Property Investors, Inc.
sr. unsec. notes 6s, 2017	635,000	613,408

Health Care REIT, Inc. sr. notes 6s, 2013 R	320,000	318,224

Highwood Properties, Inc. sr. unsec.
bonds 5.85s, 2017 R	835,000	752,981

HSBC Holdings PLC sub. notes 6 1/2s,
2037 (United Kingdom)	3,945,000	4,323,969

JPMorgan Chase Bank NA
sub. notes Ser. BKNT, 6s, 2017	404,000	430,313

CORPORATE BONDS	Principal
AND NOTES (20.0%)* cont.	amount	Value

Financials cont.
JPMorgan Chase Bank NA
sub. notes Ser. BKNT, 6s, 2017	$1,311,000	$1,392,026

Liberty Mutual Group 144A
notes 6 1/2s, 2035	1,715,000	1,391,654

Loews Corp. notes 5 1/4s, 2016	385,000	389,757

Marsh & McLennan Cos., Inc.
sr. unsec. notes 6 1/4s, 2012	1,350,000	1,395,085

Marsh & McLennan Cos., Inc.
sr. unsec. notes 5 3/8s, 2014	820,000	853,892

Massachusetts Mutual Life
Insurance Co. 144A notes 8 7/8s, 2039	830,000	1,011,061

Merrill Lynch & Co., Inc. jr.
sub. bonds 7 3/4s, 2038	1,535,000	1,727,977

Merrill Lynch & Co., Inc. notes FRN
Ser. MTN, 0.482s, 2011	910,000	894,214

Merrill Lynch & Co., Inc. sr. unsec.
notes Ser. MTN, 6 7/8s, 2018	130,000	139,971

MetLife Global Funding I 144A
sr. unsub. notes 5 1/8s, 2014	715,000	758,117

MetLife, Inc. sr. unsec.
notes Ser. A, 6.817s, 2018	1,465,000	1,640,467

Morgan Stanley sr. unsec. notes FRN
Ser. MTN, 0.335s, 2010	890,000	889,666

Morgan Stanley sr. unsec.
notes Ser. MTN, 5 3/4s, 2016	970,000	1,002,397

Nationwide Financial Services, Inc.
notes 5 5/8s, 2015	500,000	470,936

Nationwide Health Properties, Inc.
notes 6 1/2s, 2011 R	540,000	562,665

Nationwide Health Properties, Inc.
unsec. notes 6 1/4s, 2013 R	920,000	943,239

Nationwide Mutual Insurance Co. 144A
notes 9 3/8s, 2039	85,000	88,036

OneAmerica Financial Partners, Inc.
144A bonds 7s, 2033	1,010,000	793,226

Prudential Financial, Inc.
sr. notes 7 3/8s, 2019	340,000	379,874

Prudential Financial, Inc.
sr. notes 6.2s, 2015	300,000	319,920

Prudential Financial, Inc. sr. unsec.
unsub. notes Ser. MTNB, 5.1s, 2014	575,000	592,382

Prudential Holdings LLC sr. notes FRN
Ser. FSA, 1.167s, 2017	160,000	127,890

Royal Bank of Scotland Group PLC
sr. unsec. unsub. notes 6.4s, 2019
(United Kingdom)	360,000	367,103

Royal Bank of Scotland PLC (The) 144A
company guaranty sr. unsec.
unsub. notes 4 7/8s, 2014 (Britain)	330,000	335,179

Santander Issuances S.A. Unipersonal
144A bank guaranty sub. FRN 6 1/2s,
2019 (Spain)	1,000,000	1,057,498

Simon Property Group LP sr. unsec.
notes 6 3/4s, 2014 R	554,000	601,335

Simon Property Group LP sr. unsec.
notes 6 1/8s, 2018 R	930,000	963,474

Simon Property Group LP
unsub. bonds 5 3/4s, 2015 R	286,000	295,028

SLM Corp. notes Ser. MTNA, 4 1/2s, 2010	915,000	902,233

Travelers Cos., Inc. (The) sr. unsec.
notes 5.9s, 2019	220,000	243,096

CORPORATE BONDS	Principal
AND NOTES (20.0%)* cont.	amount	Value

Financials cont.
Wachovia Bank NA sr. unsec.
sub. notes Ser. BKNT, 6.6s, 2038	$595,000	$647,988

Wachovia Bank NA
sub. notes Ser. BKNT, 6s, 2017	1,880,000	1,987,502

Wachovia Corp. sr. unsec.
notes 5 3/4s, 2017	1,745,000	1,819,775

Wachovia Corp. sr. unsec.
notes Ser. MTN, 5 1/2s, 2013	5,000	5,356

Wachovia Corp. sr. unsec. notes FRN
Ser. MTNE, 0.511s, 2012	575,000	559,828

WEA Finance LLC/ WT Finance Aust.
Pty. Ltd. 144A company guaranty
sr. unsec. notes 6 3/4s, 2019	1,810,000	1,843,320

Wells Fargo Bank NA unsec.
sub. notes 4 3/4s, 2015	345,000	352,296

Wells Fargo Bank NA unsec.
sub. notes FRN 0.65s, 2016	1,180,000	1,020,429

Willis Group North America, Inc.
company guaranty 6.2s, 2017	510,000	498,926

		78,067,683
Health care (1.0%)
Aetna, Inc. sr. unsec.
unsub. notes 6 3/4s, 2037	1,660,000	1,745,527

AstraZeneca PLC
sr. unsub. notes 5.9s, 2017
(United Kingdom)	1,535,000	1,721,019

Eli Lilly & Co. sr. unsec.
unsub. notes 5.95s, 2037	480,000	529,737

Express Scripts, Inc. sr. unsec.
notes 7 1/4s, 2019	186,000	216,632

Express Scripts, Inc. sr. unsec.
notes 6 1/4s, 2014	464,000	511,736

GlaxoSmith Kline Capital, Inc.
company guaranty sr. notes 5.65s, 2018	935,000	1,029,236

Hospira, Inc. sr. notes 6.05s, 2017	110,000	115,905

Hospira, Inc. sr. notes 5.55s, 2012	655,000	702,922

Merck & Co., Inc. sr. unsec.
unsub. notes 5.85s, 2039	214,000	233,040

Novartis Securities Investment, Ltd.
company guaranty sr. unsec.
notes 5 1/8s, 2019	438,000	465,557

Pfizer, Inc. sr. unsec. notes 7.2s, 2039	1,030,000	1,294,228

Pfizer, Inc. sr. unsec. notes 6.2s, 2019	325,000	369,107

Roche Holdings, Inc. 144A company
guaranty sr. unsec. notes 7s, 2039	620,000	760,455

UnitedHealth Group, Inc. sr. unsec.
notes 5.8s, 2036	120,000	112,279

UnitedHealth Group, Inc. sr. unsec.
notes 5 1/2s, 2012	615,000	653,120

Ventas Realty LP/Capital Corp.
sr. notes 6 3/4s, 2017 R	390,000	374,400

Watson Pharmaceuticals, Inc.
sr. unsec. notes 6 1/8s, 2019	570,000	589,221

WellPoint, Inc. notes 7s, 2019	225,000	254,600

		11,678,721
Technology (0.3%)
Dell, Inc. sr. unsec. notes 5 7/8s, 2019	145,000	156,073

Fiserv, Inc. sr. unsec. unsub. notes
company guaranty 6.8s, 2017	615,000	687,997

Fiserv, Inc. sr. unsec. unsub.
notes company guaranty 6 1/8s, 2012	543,000	596,678

IBM Corp. sr. unsec. notes 5.7s, 2017	470,000	520,941

CORPORATE BONDS	Principal
AND NOTES (20.0%)* cont.	amount	Value

Technology cont.
Lexmark International Inc, sr. unsec.
notes 5.9s, 2013	$855,000	$881,624

Nokia Corp. sr. unsec. notes 6 5/8s,
2039 (Finland)	179,000	197,309

Nokia Corp. sr. unsec. notes 5 3/8s,
2019 (Finland)	81,000	83,651

		3,124,273
Transportation (0.7%)
American Airlines, Inc. pass-through
certificates Ser. 01-1, 6.817s, 2011	100,000	95,250

American Airlines, Inc. pass-through
certificates Ser. 01-2, 7.858s, 2011	290,000	288,550

Burlington Northern Santa Fe Corp.
sr. unsec. notes 7s, 2014	305,000	348,828

Burlington Northern Santa Fe Corp.
sr. unsec. notes 5 3/4s, 2018	365,000	394,901

Burlington Northern Santa Fe Corp.
sr. unsec. notes 4.7s, 2019	1,915,000	1,923,334

Continental Airlines, Inc.
pass-through certificates
Ser. 97-4A, 6.9s, 2018	790,560	758,938

Continental Airlines, Inc.
pass-through certificates
Ser. 98-1A, 6.648s, 2017	234,900	223,155

Delta Air Lines, Inc. pass-through
certificates Ser. 71-A, 6.821s, 2022	424,546	401,196

GATX Corp. notes 4 3/4s, 2012	400,000	406,839

Northwest Airlines Corp. pass-through
certificates Ser. 00-1, 7.15s, 2019	1,199,216	1,043,318

Southwest Airlines Co. pass-through
certificates Ser. 07-1, 6.15s, 2022	236,522	238,131

Union Pacific Corp. sr. unsec.
notes 6 1/8s, 2020	5,000	5,599

Union Pacific Corp.
sr. unsub. notes 5 3/4s, 2017	895,000	957,621

Union Pacific Corp. 144A pass-through
certificates 5.214s, 2014	280,000	297,688

United AirLines, Inc. pass-through
certificates Ser. 07-A, 6.636s, 2022	551,612	479,903

		7,863,251
Utilities and power (3.3%)
AEP Texas North Co. sr. notes Ser. B,
5 1/2s, 2013	515,000	545,560

Ameren Corp. sr. unsec. notes 8 7/8s, 2014	207,000	232,152

American Water Capital Corp.
sr. unsec. bonds 6.085s, 2017	375,000	393,273

Appalachian Power Co.
sr. notes Ser. L, 5.8s, 2035	580,000	562,144

Atmos Energy Corp.
sr. unsub. notes 6.35s, 2017	765,000	830,085

Beaver Valley II Funding debs. 9s, 2017	825,000	907,071

Boardwalk Pipelines LP company
guaranty 5 7/8s, 2016	980,000	994,102

Bruce Mansfield Unit pass-through
certificates 6.85s, 2034	1,968,652	1,872,628

CenterPoint Energy Resources Corp.
notes 7 3/4s, 2011	1,050,000	1,120,352

Commonwealth Edison Co. 1st mtge.
6.15s, 2017	250,000	275,416

Commonwealth Edison Co. 1st mtge.
sec. bonds 5 7/8s, 2033	480,000	497,884

CORPORATE BONDS	Principal
AND NOTES (20.0%)* cont.	amount	Value

Utilities and power cont.
Commonwealth Edison Co. 1st mtge.
sec. bonds 5.8s, 2018	$130,000	$140,328

Consolidated Natural Gas Co.
sr. notes Ser. A, 5s, 2014	400,000	424,058

Consumers Energy Co. 1st mtge. sec.
bond 6 1/8s, 2019	1,355,000	1,493,993

Dominion Resources, Inc. sr. unsec.
unsub. notes Ser. 07-A, 6s, 2017	2,460,000	2,674,050

Duke Energy Corp. sr. unsec.
notes 6 1/4s, 2018	1,055,000	1,150,635

El Paso Natural Gas Co. sr. unsec.
notes 5.95s, 2017	95,000	97,045

El Paso Natural Gas Co. sr. unsec.
unsub. bonds Ser. *, 8 3/8s, 2032	830,000	986,709

Electricite de France 144A
notes 6.95s, 2039 (France)	970,000	1,175,523

Enel Finance Intl. SA 144A company
guaranty sr. unsec. notes 5 1/8s,
2019 (Luxembourg)	695,000	702,089

Entergy Gulf States, Inc. 1st mtge.
5 1/4s, 2015	810,000	808,354

FirstEnergy Corp. notes Ser. B, 6.45s, 2011	7,000	7,566

Illinois Power Co. 1st mtge. sr. bond
9 3/4s, 2018	520,000	650,611

Indianapolis Power & Light 144A 1st
mtge. 6.3s, 2013	410,000	442,654

Ipalco Enterprises, Inc. 144A
sr. sec. notes 7 1/4s, 2016	565,000	569,238

ITC Holdings Corp. 144A notes 5 7/8s, 2016	890,000	904,211

ITC Holdings Corp. 144A sr. unsec.
notes 6.05s, 2018	330,000	340,179

Kansas Gas & Electric bonds 5.647s, 2021	273,685	276,991

MidAmerican Energy Holdings Co.
bonds 6 1/8s, 2036	1,000,000	1,066,707

MidAmerican Energy Holdings Co.
sr. unsec. bond 6 1/2s, 2037	410,000	456,352

MidAmerican Funding, LLC sr. sec.
bond 6.927s, 2029	360,000	407,488

National Fuel Gas Co. notes 5 1/4s, 2013	595,000	607,975

Nevada Power Co. mtge. sec.
notes 7 1/8s, 2019	815,000	923,994

NiSource Finance Corp. company guaranty
sr. unsec. unsub. notes 7 7/8s, 2010	1,660,000	1,748,803

Northwestern Corp. sec. notes 5 7/8s, 2014	900,000	949,058

Pacific Gas & Electric Co. sr. unsec.
notes 6.35s, 2038	295,000	336,114

Pacific Gas & Electric Co.
sr. unsub. 5.8s, 2037	575,000	608,968

PacifiCorp Sinking Fund 1st mtge.
6 1/4s, 2037	460,000	520,688

Potomac Edison Co. 144A 1st mtge.
5.8s, 2016	885,000	918,629

Power Receivable Finance, LLC 144A
sr. notes 6.29s, 2012	830,471	846,914

PPL Energy Supply LLC bonds Ser. A,
5.7s, 2015	515,000	539,017

Progress Energy, Inc.
sr. notes 6.85s, 2012	195,000	212,294

Southern Natural Gas Co. 144A
notes 5.9s, 2017	380,000	390,894

Spectra Energy Capital, LLC 5.65s, 2020	240,000	246,708

CORPORATE BONDS	Principal
AND NOTES (20.0%)* cont.	amount	Value

Utilities and power cont.
Spectra Energy Capital, LLC company
guaranty sr. unsec. notes 5.9s, 2013	$910,000	$988,355

Spectra Energy Capital, LLC company
guaranty sr. unsec. unsub. notes 6.2s, 2018	135,000	145,537

Spectra Energy Capital, LLC
sr. notes 8s, 2019	650,000	764,966

Teco Energy, Inc. sr. notes FRN 2.281s, 2010	110,000	109,725

Teco Finance, Inc. company guaranty
sr. unsec. unsub. notes Ser. *, 7.2s, 2011	900,000	945,557

Texas-New Mexico Power Co. 144A 1st
mtge. sec. 9 1/2s, 2019	1,420,000	1,735,999

TransAlta Corp. sr. unsec.
notes 5 3/4s, 2013 (Canada)	535,000	553,961

Union Electric Co. 1st mtge. sr. sec.
bond 6.7s, 2019	560,000	634,413

West Penn Power Co. 144A 1st mtge.
5.95s, 2017	830,000	861,052

		38,595,069

Total corporate bonds and notes (cost $221,385,377)		$235,710,654

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (13.0%)*	amount	Value

U.S. Government Guaranteed Mortgage Obligations (3.2%)
Government National Mortgage Association
Graduated Payment Mortgages
11s, with due dates from
March 15, 2010 to August 15, 2010	$802	$814

Government National Mortgage Association
Pass-Through Certificates
6 1/2s, with due dates from
July 20, 2037 to October 20, 2039	29,999,104	32,050,525
4 1/2s, TBA, October 1, 2039	6,000,000	6,097,500

		38,148,839
U.S. Government Agency Mortgage Obligations (9.8%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates 5 1/2s, TBA,
November 1, 2039	2,000,000	2,107,188

Federal National Mortgage Association
Pass-Through Certificates
7s, January 1, 2017	14,453	15,547
7s, TBA, November 1, 2039	4,000,000	4,360,625
6 1/2s, TBA, November 1, 2039	83,000,000	89,095,313
5 1/2s, TBA, November 1, 2039	1,000,000	1,052,578
4 1/2s, TBA, November 1, 2039	9,000,000	9,107,578
Fannie Mae, 6s, September 1, 2038 [i]	9,062,968	9,800,513

		115,539,342

Total U.S. government and agency mortgage obligations
(cost $152,829,121)		$153,688,181

ASSET-BACKED	Principal
SECURITIES (7.9%)*	amount	Value

Accredited Mortgage Loan Trust
FRB Ser. 05-1, Class M2, 0.934s, 2035	$130,212	$53,188
FRB Ser. 05-4, Class A2C, 0.454s, 2035	218,886	204,864

Ace Securities Corp.
FRB Ser. 06-OP2, Class A2C, 0.394s,
2036	758,000	203,521
FRB Ser. 06-HE3, Class A2C, 0.394s,
2036	973,000	282,024

Aegis Asset Backed Securities Trust
144A Ser. 04-6N, Class Note, 4 3/4s,
2035 (In default) F †	45,173	5

ASSET-BACKED	Principal
SECURITIES (7.9%)* cont.	amount	Value

AFC Home Equity Loan Trust Ser. 99-2,
Class 1A, 0.654s, 2029	$1,956,801	$859,315

Ameriquest Mortgage Securities, Inc.
FRB Ser. 06-R1, Class M10, 2.744s,
2036	142,968	257
FRB Ser. 03-8, Class M2, 1.994s, 2033	349,106	87,986

Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038	1,203,000	216,540
Ser. 04-1A, Class E, 6.42s, 2039	889,204	160,057

Argent Securities, Inc.
FRB Ser. 03-W3, Class M3, 2.514s, 2033	42,539	11,796
FRB Ser. 06-W4, Class A2C, 0.404s, 2036	1,735,000	533,804

Asset Backed Funding Certificates
FRB Ser. 04-OPT2, Class M2, 1.244s, 2033	262,082	183,508
FRB Ser. 05-WMC1, Class M1, 0.684s, 2035	543,000	407,250

Asset Backed Securities Corp. Home
Equity Loan Trust
FRB Ser. 06-HE2, Class A3, 0.434s, 2036	251,793	153,870
FRB Ser. 06-HE4, Class A5, 0.404s, 2036	967,755	599,164
FRB Ser. 06-HE7, Class A4, 0.384s, 2036	534,000	167,063

Bay View Auto Trust Ser. 05-LJ2,
Class D, 5.27s, 2014	324,000	324,547

Bayview Financial Acquisition Trust
FRB Ser. 04-D, Class A, 0.829s, 2044	633,344	547,897

Bayview Financial Asset Trust 144A
FRB Ser. 03-SSRA, Class M, 1.594s, 2038	431,459	258,875
FRB Ser. 03-SSRA, Class A, 0.944s, 2038	368,526	265,339
FRB Ser. 04-SSRA, Class A1, 0.844s, 2039	574,313	419,249

Bear Stearns Asset Backed
Securities, Inc.
FRB Ser. 05-HE1, Class M3, 1.174s, 2035	395,000	78,716
FRB Ser. 03-3, Class A2, 0.834s, 2043	1,237,717	1,011,394
FRB Ser. 03-1, Class A1, 0.744s, 2042	342,646	248,863
FRB Ser. 05-3, Class A1, 0.694s, 2035	190,455	167,605

Capital Auto Receivables
Asset Trust 144A
Ser. 06-1, Class D, 7.16s, 2013	610,000	610,567
Ser. 05-1, Class D, 6 1/2s, 2011	1,076,000	1,078,787

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 05-OPT1, Class M1, 0.664s, 2035	331,324	247,044

Conseco Finance Securitizations Corp.
Ser. 00-2, Class A5, 8.85s, 2030	3,977,547	3,153,229
Ser. 02-2, Class A, IO, 8 1/2s, 2033	3,670,195	201,861
Ser. 00-4, Class A6, 8.31s, 2032	4,322,172	3,370,162
Ser. 00-5, Class A6, 7.96s, 2032	2,105,187	1,703,730
Ser. 02-1, Class M1F, 7.954s, 2033	941,000	829,069
Ser. 01-4, Class A4, 7.36s, 2033 F	3,069,275	3,147,307
Ser. 00-6, Class A5, 7.27s, 2031	712,655	654,582
Ser. 01-1, Class A5, 6.99s, 2032	2,987,029	3,001,964
Ser. 01-3, Class A4, 6.91s, 2033	4,021,645	3,642,095
Ser. 02-1, Class A, 6.681s, 2033	2,696,870	2,583,114

Countrywide Asset Backed Certificates
FRB Ser. 05-BC3, Class M1, 0.764s, 2035	284,000	201,421
FRB Ser. 04-6, Class 2A5, 0.634s, 2034	660,642	505,774
FRB Ser. 05-14, Class 3A2, 0.484s, 2036	142,402	118,336

Credit-Based Asset Servicing and
Securitization 144A Ser. 06-MH1,
Class B1, 6 1/4s, 2036	375,000	277,348

Crest, Ltd. 144A Ser. 03-2A,
Class D2, 6.723s, 2038	1,307,000	365,960

CS First Boston Mortgage
Securities Corp. 144A Ser. 04-FR1N,
Class A, 5s, 2034 (In default) F †	150,030	—

Equifirst Mortgage Loan Trust FRB
Ser. 05-1, Class M5, 0.914s, 2035	132,008	12,598

ASSET-BACKED	Principal
SECURITIES (7.9%)* cont.	amount	Value

Fieldstone Mortgage Investment Corp.
FRB Ser. 05-1, Class M3, 1.054s, 2035	$347,178	$321,942

First Franklin Mortgage Loan Asset
Backed Certificates FRB Ser. 06-FF7,
Class 2A3, 0.394s, 2036	1,209,000	462,542

First Plus Home Loan Trust Ser. 97-3,
Class B1, 7.79s, 2023	134,710	121,607

Fort Point CDO, Ltd. FRB Ser. 03-2A,
Class A2, 1.398s, 2038	834,000	16,680

Foxe Basin, Ltd. 144A FRB Ser. 03-1A,
Class A1, 0.799s, 2015	1,084,688	969,495

Fremont Home Loan Trust
FRB Ser. 05-E, Class 2A4, 0.574s, 2036	1,701,000	706,563
FRB Ser. 06-2, Class 2A3, 0.414s, 2036	3,011,000	1,608,235

G-Star, Ltd. 144A FRB Ser. 02-2A,
Class BFL, 2.244s, 2037	417,000	50,040

GE Corporate Aircraft
Financing, LLC 144A
FRB Ser. 05-1A, Class C, 1.544s, 2019	963,000	577,800
Ser. 04-1A, Class B, 1.094s, 2018	28,298	23,770

Gears Auto Owner Trust 144A
Ser. 05-AA, Class E1, 8.22s, 2012	1,533,000	1,534,380

GEBL 144A
Ser. 04-2, Class D, 2.995s, 2032	410,699	18,481
Ser. 04-2, Class C, 1.095s, 2032	154,783	17,026

Green Tree Financial Corp.
Ser. 96-5, Class M1, 8.05s, 2027	437,522	369,283
Ser. 99-5, Class A5, 7.86s, 2030	9,093,677	7,669,616
Ser. 97-2, Class A7, 7.62s, 2028	496,411	504,903
Ser. 97-6, Class A9, 7.55s, 2029	525,268	488,635
Ser. 97-4, Class A7, 7.36s, 2029	129,092	121,225
Ser. 95-8, Class B1, 7.3s, 2026	284,587	223,719
Ser. 96-10, Class M1, 7.24s, 2028	812,000	715,800
Ser. 97-3, Class A5, 7.14s, 2028	271,253	272,199
Ser. 97-6, Class A8, 7.07s, 2029	107,486	108,483
Ser. 98-4, Class A7, 6.87s, 2030	208,833	196,171
Ser. 97-7, Class A8, 6.86s, 2029	73,910	69,652
Ser. 98-6, Class A7, 6.45s, 2030	138,358	137,300
Ser. 99-2, Class A7, 6.44s, 2030	799,100	687,541
Ser. 99-1, Class A6, 6.37s, 2025	972,000	930,994

Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031	2,529,574	2,099,547
Ser. 99-5, Class M1A, 8.3s, 2026	409,000	369,259
Ser. 99-3, Class 1A5, 6.79s, 2023	59,406	58,320

GS Auto Loan Trust 144A Ser. 04-1,
Class D, 5s, 2011	6,675	6,610

GSAMP Trust FRB Ser. 06-HE5,
Class A2C, 0.394s, 2036	4,475,000	1,219,017

Guggenheim Structured Real Estate
Funding, Ltd. 144A
FRB Ser. 05-2A, Class D, 1.794s, 2030	985,128	98,513
FRB Ser. 05-1A, Class D, 1.774s, 2030	322,885	38,746

High Income Trust Securities 144A FRB
Ser. 03-1A, Class A, 0.964s, 2036	938,226	516,024

Home Equity Asset Trust FRB
Ser. 06-1, Class 2A4, 0.574s, 2036	853,000	413,480

JPMorgan Mortgage Acquisition Corp.
FRB Ser. 05-OPT2, Class M11,
2.494s, 2035	103,807	934
FRB Ser. 06-FRE1, Class A4,
0.534s, 2035	716,000	372,825

Lehman Manufactured Housing
Ser. 98-1, Class 1, IO, 0.807s, 2028	9,008,109	131,509

ASSET-BACKED	Principal
SECURITIES (7.9%)* cont.	amount	Value

Lehman XS Trust
Ser. 07-6, Class 3A6, 6 1/2s, 2037	$8,850,957	$6,195,670
FRB Ser. 07-6, Class 2A1, 0.454s, 2037	7,195,268	2,776,659

LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 3.244s, 2036	2,510,000	175,700
FRB Ser. 02-1A, Class FFL, 2.994s, 2037	3,681,000	552,150

Local Insight Media Finance, LLC
Ser. 07-1W, Class A1, 5.53s, 2012 F	4,078,654	1,957,754

Long Beach Mortgage Loan Trust
FRB Ser. 05-2, Class M4, 0.864s, 2035	448,000	195,188
FRB Ser. 06-4, Class 2A4, 0.504s, 2036	819,000	286,677
FRB Ser. 06-1, Class 2A3, 0.434s, 2036	1,021,600	504,042

Madison Avenue Manufactured
Housing Contract
FRB Ser. 02-A, Class B1, 3.494s, 2032	3,088,734	2,542,822
FRB Ser. 02-A, Class M2, 2.494s, 2032	453,000	358,886
Ser. 02-A IO, 0.3s, 2032	80,137,095	1,039,218

Marriott Vacation Club
Owner Trust 144A
Ser. 05-2, Class D, 6.205s, 2027	56,779	29,212
Ser. 04-2A, Class D, 5.389s, 2026	44,204	22,369
Ser. 04-2A, Class C, 4.741s, 2026	51,183	31,053
FRB Ser. 02-1A, Class A1, 0.945s, 2024	415,872	375,596

MASTR Asset Backed Securities Trust
FRB Ser. 06-FRE2, Class A4, 0.394s, 2036	425,000	186,369

Mid-State Trust
Ser. 11, Class B, 8.221s, 2038	420,372	389,978
Ser. 10, Class B, 7.54s, 2036	414,655	372,902

Morgan Stanley ABS Capital I
FRB Ser. 05-HE2, Class M5, 0.924s, 2035	245,891	148,519
FRB Ser. 05-HE1, Class M3, 0.764s, 2034	281,000	196,161
FRB Ser. 06-NC4, Class M2, 0.544s, 2036	395,000	1,328

N-Star Real Estate CDO, Ltd. 144A FRB
Ser. 04-2A, Class C1, 2.244s, 2039	735,000	147,000

Navigator CDO, Ltd. 144A FRB
Ser. 03-1A, Class A1, 0.93s, 2015	168,886	157,740

Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014	51,356	48,938

New Century Home Equity Loan Trust
Ser. 03-5, Class AI7, 5.15s, 2033	1,138,323	1,082,020
FRB Ser. 03-4, Class M3, 3.319s, 2033	21,669	9,498

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 0.404s, 2036	1,017,000	570,441
FRB Ser. 06-2, Class A2C, 0.394s, 2036	1,017,000	530,034

Oakwood Mortgage Investors, Inc.
Ser. 00-D, Class A3, 6.99s, 2022	56,571	55,627
Ser. 01-D, Class A3, 5.9s, 2022	113,515	63,416
Ser. 02-C, Class A1, 5.41s, 2032	2,468,194	1,814,123

Oakwood Mortgage Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030	347,441	308,910
Ser. 01-B, Class A3, 6.535s, 2023	103,499	88,332

Origen Manufactured Housing
Ser. 04-B, Class A2, 3.79s, 2017	273	272

ASSET-BACKED	Principal
SECURITIES (7.9%)* cont.	amount	Value

Park Place Securities, Inc.
FRB Ser. 05-WCH1, Class M4, 1.074s, 2036	$180,000	$38,322
FRB Ser. 04-WHQ2, Class A3A, 0.594s, 2035	41,948	41,404

People’s Financial Realty Mortgage
Securities Trust FRB Ser. 06-1,
Class 1A2, 0.374s, 2036	1,308,899	432,989

Residential Asset Mortgage Products, Inc.
FRB Ser. 06-NC3, Class A2, 0.434s, 2036	974,382	696,021
FRB Ser. 07-RZ1, Class A2, 0.404s, 2037	1,565,000	842,261

Residential Asset Securities Corp.
FRB Ser. 05-EMX1, Class M2, 0.974s, 2035	557,717	378,957

Residential Asset Securities Corp.
144A Ser. 04-NT, Class Note, 4 1/2s,
2034 (In default) F †	61,018	305

Saco I Trust FRB Ser. 05-10,
Class 1A1, 0.504s, 2036	546,471	185,833

SAIL Net Interest Margin Notes 144A
Ser. 04-4A, Class B, 7 1/2s,
2034 (In default) F †	233,390	2

Securitized Asset Backed
Receivables, LLC
FRB Ser. 05-HE1, Class M2, 0.894s, 2035	281,000	1,327
FRB Ser. 07-NC2, Class A2B, 0.384s, 2037	1,409,000	557,779
FRB Ser. 07-BR5, Class A2A, 0.374s, 2037	566,418	382,332

SG Mortgage Securities Trust
FRB Ser. 06-OPT2, Class A3D, PO,
0.454s, 2036	1,730,000	614,737
FRB Ser. 06-FRE1, Class A2B, 0.424s, 2036	672,671	281,080

Soundview Home Equity
Loan Trust
FRB Ser. 06-OPT3, Class 2A3, 0.414s, 2036	758,000	508,139
FRB Ser. 06-3, Class A3, 0.404s, 2036	4,497,000	2,594,416

South Coast Funding 144A FRB Ser. 3A,
Class A2, 1.664s, 2038	460,000	4,600

Structured Asset Investment Loan
Trust FRB Ser. 06-BNC2, Class A6,
0.504s, 2036	821,000	70,717

Structured Asset Securities Corp.
144A Ser. 98-RF3, Class A, IO, 6.1s, 2028	1,809,009	203,513

TIAA Real Estate CDO, Ltd.
Ser. 03-1A, Class E, 8s, 2038	1,388,000	83,280

WAMU Asset-Backed Certificates FRB
Ser. 07-HE2, Class 2A1, 0.354s, 2037	7,492,012	5,057,108

Wells Fargo Home Equity Trust FRB
Ser. 07-1, Class A3, 0.564s, 2037	366,000	118,902

Whinstone Capital Management, Ltd.
144A FRB Ser. 1A, Class B3, 1.182s,
2044 (United Kingdom)	460,894	55,307

Total asset-backed securities (cost $143,998,205)		$93,764,446

PURCHASED OPTIONS OUTSTANDING (3.9%)*	Expiration date/	Contract
	strike price	amount	Value

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive a
fixed rate of 5.355% versus the three month USD-LIBOR-BBA maturing November 12, 2019.	Nov-09/5.355	$92,480,000	$14,136,493

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to pay a fixed
rate of 5.355% versus the three month USD-LIBOR-BBA maturing November 12, 2019.	Nov-09/5.355	92,480,000	—

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive a
fixed rate of 5.355% versus the three month USD-LIBOR-BBA maturing November 12, 2019.	Nov-09/5.355	97,133,000	14,847,750

PURCHASED OPTIONS OUTSTANDING (3.9%)* cont.	Expiration date/	Contract
	strike price	amount	Value

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to pay a fixed
rate of 5.355% versus the three month USD-LIBOR-BBA maturing November 12, 2019.	Nov-09/5.355	$97,133,000	$—

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive a
fixed rate of 5.03% versus the three month USD-LIBOR-BBA maturing February 16, 2020.	Feb-10/5.03	102,080,000	11,852,509

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to pay a fixed
rate of 5.03% versus the three month USD-LIBOR-BBA maturing February 16, 2020.	Feb-10/5.03	102,080,000	339,766

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive a fixed
rate of 4.23% versus the three month USD-LIBOR-BBA maturing June 9, 2020.	Jun-10/4.23	38,863,000	2,218,656

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive a fixed
rate of 4.235% versus the three month USD-LIBOR-BBA maturing June 11, 2020.	Jun-10/4.235	38,863,000	2,232,470

Total purchased options outstanding (cost $26,103,905)			$45,627,644

U.S. TREASURY OBLIGATIONS (1.0%)*	Principal amount	Value

U.S. Treasury Notes 3 5/8s, May 15, 2013 [i]	$11,406,000	$12,355,207

Total U.S. treasury obligations (cost $12,355,207)		$12,355,207

SENIOR LOANS (0.3%)* [c]	Principal amount	Value

Affinion Group, Inc. bank term loan FRN Ser. B, 2.746s, 2013	$409,955	$391,917

Allison Transmission, Inc. bank term loan FRN Ser. B, 3.009s, 2014	398,201	356,034

First Data Corp. bank term loan FRN Ser. B1, 2.997s, 2014	202,878	174,193

Harrah’s Operating Co., Inc. bank term loan FRN Ser. B2, 3.282s, 2015	334,037	264,910

Hawker Beechcraft Acquisition Co., LLC bank term loan FRN 2.383s, 2014	16,382	12,860

Hawker Beechcraft Acquisition Co., LLC bank term loan FRN Ser. B, 2.258s, 2014	286,835	225,165

Intelsat Corp. bank term loan FRN Ser. B2, 2.746s, 2011	107,757	101,561

Intelsat Corp. bank term loan FRN Ser. B2-A, 2.746s, 2013	107,790	101,593

Intelsat Corp. bank term loan FRN Ser. B2-C, 2.746s, 2013	107,757	101,561

Level 3 Communications, Inc. bank term loan FRN 2.53s, 2014	414,000	359,468

MetroPCS Wireless, Inc. bank term loan FRN 2.661s, 2013	162,666	152,525

National Bedding Co. bank term loan FRN 2.317s, 2011	185,659	168,176

Polypore, Inc. bank term loan FRN Ser. B, 2.52s, 2014	406,719	377,232

Spectrum Brands, Inc. bank term loan FRN 1 1/2s, 2013	26,417	25,763

Spectrum Brands, Inc. bank term loan FRN Ser. B1, 8s, 2013	382,905	373,428

Sun Healthcare Group, Inc. bank term loan FRN 0.183s, 2014	69,023	64,839

Sun Healthcare Group, Inc. bank term loan FRN Ser. B, 2.522s, 2014	450,024	422,741

SunGard Data Systems, Inc. bank term loan FRN 1.994s, 2014	9,362	8,760

SunGard Data Systems, Inc. bank term loan FRN Ser. B, 4.074s, 2016	193,978	187,674

TW Telecom, Inc. bank term loan FRN Ser. B, 2.013s, 2013	203,341	194,699

Total senior loans (cost $4,095,946)		$4,065,099

MUNICIPAL BONDS AND NOTES (0.3%)*	Principal amount	Value
CA State G.O. Bonds (Build America Bonds), 7 1/2s, 4/1/34	$770,000	$794,501

MI Tobacco Settlement Fin. Auth. Rev. Bonds, Ser. A, 7.309s, 6/1/34	805,000	613,008

North TX, Thruway Auth. Rev. Bonds (Build America Bonds), 6.718s, 1/1/49	675,000	736,081

Tobacco Settlement Fin. Auth. of WVA Rev. Bonds, Ser. A, 7.467s, 6/1/47	1,995,000	1,515,927

Total municipal bonds and notes (cost $4,231,596)		$3,659,517

SHORT-TERM INVESTMENTS (44.6%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund [e]	236,312,346	$236,312,346

U.S. Treasury Cash Management Bills for effective yields ranging from 0.23% to 0.24%, July 15, 2010 ##	$13,690,000	13,656,460

U.S. Treasury Bills for effective yields ranging from 0.48% to 0.70%, December 17, 2009 # ##	41,213,000	41,178,240

U.S. Treasury Bills for effective yield of zero %, December 17, 2009 [i]	5,210,000	5,210,000

U.S. Treasury Bills for effective yields ranging from 0.31% to 0.66%, November 19, 2009 # ##	20,302,000	20,296,447

Barton Capital Corp., for an effective yield of 0.18%, November 12, 2009	20,000,000	19,998,900

Bryant Park Funding, LLC, for an effective yield of 0.19%, November 18, 2009	22,019,000	22,017,024

Fairway Finance, LLC, for an effective yield of 0.18%, November 6, 2009	10,009,000	10,008,750

Fairway Finance, LLC, for an effective yield of 0.18%, November 3, 2009	10,000,000	9,999,900

SHORT-TERM INVESTMENTS (44.6%)* cont.	Principal amount/shares	Value

Gotham Funding Corp., for an effective yield of 0.19%, November 16, 2009	$20,000,000	$19,998,417

Jupiter Securities Corp., for an effective yield of 0.19%, November 18, 2009	20,000,000	19,998,206

Liberty Street Funding, LLC, for an effective yield of 0.21%, December 14, 2009	14,000,000	13,996,488

Manhattan Asset Funding Co., LLC, for an effective yield of 0.23%, November 18, 2009	10,000,000	9,998,914

Old Line Funding Corp., for an effective yield of 0.19%,
November 20, 2009	20,000,000	19,997,994

Park Avenue Receivables for an effective yield of 0.19%, November 17, 2009	23,000,000	22,998,058

Victory Receivables Corp., for an effective yield of 0.20%, November 10, 2009	20,000,000	19,999,000

Working Capital Management Co., for an effective yield of 0.33%, November 5, 2009	20,000,000	19,999,267

Total short-term investments (cost $525,675,033)		$525,664,411

TOTAL INVESTMENTS

Total investments (cost $1,553,943,319)		$1,617,411,904

Key to holding’s abbreviations
EMTN Euro Medium Term Notes
FRB Floating Rate Bonds
FRN Floating Rate Notes
G.O. Bonds General Obligation Bonds
IFB Inverse Floating Rate Bonds
IO Interest Only
MTN Medium Term Notes
MTNA Medium Term Notes Class A
MTNB Medium Term Notes Class B
MTNE Medium Term Notes Class E
PO Principal Only
TBA To Be Announced Commitments

* Percentages indicated are based on net assets of $1,179,911,412.

† Non-income-producing security.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at October 31, 2009.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivative contracts at October 31, 2009.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at October 31, 2009. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) disclosures based on the securities valuation inputs (Note 1).

 i Securities purchased with cash or received, that were pledged to the fund for collateral on certain derivative contracts (Note 1).

R Real Estate Investment Trust.

At October 31, 2009, liquid assets totaling $465,179,953 have been segregated to cover open forward commitments, swap contracts and futures contracts. Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB and FRN are the current interest rates at October 31, 2009.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at October 31, 2009.

FUTURES CONTRACTS OUTSTANDING at 10/31/09				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond 20 yr (Long)	3,405	$409,132,031	Dec-09	$3,111,011

U.S. Treasury Note 2 yr (Short)	378	82,256,344	Dec-09	(317,196)

U.S. Treasury Note 5 yr (Long)	329	38,313,078	Dec-09	273,267

U.S. Treasury Note 10 yr (Short)	384	45,546,000	Dec-09	(189,259)

Total				$2,877,823

WRITTEN OPTIONS OUTSTANDING at 10/31/09 (premiums received $113,219,637)	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay
a fixed rate of 4.70% versus the three month USD-LIBOR-BBA maturing August 8, 2021.	$153,193,000	Aug-11/4.7	$12,037,906

Option on an interest rate swap with Bank of America, N.A. for the obligation to receive
a fixed rate of 4.70% versus the three month USD-LIBOR-BBA maturing August 8, 2021.	153,193,000	Aug-11/4.7	7,183,220

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay
a fixed rate of 4.55% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	15,331,000	Aug-11/4.55	1,084,208

Option on an interest rate swap with Bank of America, N.A. for the obligation to receive
a fixed rate of 4.55% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	15,331,000	Aug-11/4.55	791,693

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay
a fixed rate of 4.475% versus the three month USD-LIBOR-BBA maturing August 19, 2021.	23,047,000	Aug-11/4.475	1,543,227

Option on an interest rate swap with Bank of America, N.A. for the obligation to receive
a fixed rate of 4.475% versus the three month USD-LIBOR-BBA maturing August 19, 2021.	23,047,000	Aug-11/4.475	1,244,768

Option on an interest rate swap with Citibank, N.A. for the obligation to pay
a fixed rate of 4.52% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	45,008,000	Jul-11/4.52	3,125,806

Option on an interest rate swap with Citibank, N.A. for the obligation to receive
a fixed rate of 4.52% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	45,008,000	Jul-11/4.52	2,295,408

Option on an interest rate swap with Citibank, N.A. for the obligation to pay
a fixed rate of 4.5475% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	22,504,000	Jul-11/4.5475	1,594,408

Option on an interest rate swap with Citibank, N.A. for the obligation to receive
a fixed rate of 4.5475% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	22,504,000	Jul-11/4.5475	1,129,701

Option on an interest rate swap with Citibank, N.A. for the obligation to pay
a fixed rate of 4.49% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	30,662,000	Aug-11/4.49	2,076,431

Option on an interest rate swap with Citibank, N.A. for the obligation to receive
a fixed rate of 4.49% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	30,662,000	Aug-11/4.49	1,638,577

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay
a fixed rate of 4.4% versus the three month USD-LIBOR-BBA maturing November 9, 2019.	66,317,000	Nov-09/4.4	4,719,781

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive
a fixed rate of 4.4% versus the three month USD-LIBOR-BBA maturing November 9, 2019.	66,317,000	Nov-09/4.4	—

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive
a fixed rate of 5.215% versus the three month USD-LIBOR-BBA maturing February 18, 2020.	166,462,000	Feb-10/5.215	426,088

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay
a fixed rate of 5.215% versus the three month USD-LIBOR-BBA maturing February 18, 2020.	166,462,000	Feb-10/5.215	21,793,205

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive
a fixed rate of 5.08% versus the three month USD-LIBOR-BBA maturing February 24, 2020.	111,102,000	Feb-10/5.08	392,910

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay
a fixed rate of 5.08% versus the three month USD-LIBOR-BBA maturing February 24, 2020.	111,102,000	Feb-10/5.08	13,283,557

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive
a fixed rate of 5.22% versus the three month USD-LIBOR-BBA maturing February 24, 2020.	111,102,000	Feb-10/5.22	318,026

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay
a fixed rate of 5.22% versus the three month USD-LIBOR-BBA maturing February 24, 2020.	111,102,000	Feb-10/5.22	14,543,252

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive
a fixed rate of 5.23% versus the three month USD-LIBOR-BBA maturing June 9, 2020.	38,863,000	Jun-10/5.23	367,398

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive
a fixed rate of 5.235% versus the three month USD-LIBOR-BBA maturing June 11, 2020.	38,863,000	Jun-10/5.235	372,559

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay
a fixed rate of 4.02% versus the three month USD-LIBOR-BBA maturing October 14, 2020.	76,318,900	Oct-10/4.02	3,531,276

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive
a fixed rate of 4.02% versus the three month USD-LIBOR-BBA maturing October 14, 2020.	76,318,900	Oct-10/4.02	3,464,878

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay
a fixed rate of 4.525% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	47,992,000	Jul-11/4.525	3,345,042

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive
a fixed rate of 4.525% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	47,992,000	Jul-11/4.525	2,431,960

WRITTEN OPTIONS OUTSTANDING at 10/31/09 (premiums received $113,219,637)	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay
a fixed rate of 4.46% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	$47,992,000	Jul-11/4.46	$3,189,068

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive
a fixed rate of 4.46% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	47,992,000	Jul-11/4.46	2,534,458

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay
a fixed rate of 4.745% versus the three month USD-LIBOR-BBA maturing July 27, 2021.	71,988,000	Jul-11/4.745	5,820,161

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive
a fixed rate of 4.745% versus the three month USD-LIBOR-BBA maturing July 27, 2021.	71,988,000	Jul-11/4.745	3,215,807

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay
a fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing May 14, 2022.	17,335,500	May-12/5.51	2,053,445

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive
a fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing May 14, 2022.	17,335,500	May-12/5.51	687,525

Total			$122,235,749

TBA SALE COMMITMENTS OUTSTANDING at 10/31/09 (proceeds receivable $103,159,375)	Principal	Settlement
Agency	amount	date	Value

FNMA, 4 1/2s, November 1, 2039	$9,000,000	11/12/09	$9,107,578

FNMA, 6 1/2s, November 1, 2039	83,000,000	11/12/09	89,095,313

GNMA, 4 1/2s, October 1, 2039	5,000,000	10/21/09	5,081,250

Total			$103,284,141

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/09

		Upfront	Termi-			Unrealized
Swap	Notional	premium	nation	Payments made by	Payments received by	appreciation/
counterparty	amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.	$193,000,000	$—	4/28/39	3.493%	3 month USD-LIBOR-	$21,450,039
					BBA

	10,103,600	—	10/7/14	2.545%	3 month USD-LIBOR-	27,084
					BBA

	102,500,000	—	7/18/13	4.14688%	3 month USD-LIBOR-	(8,451,302)
					BBA

	709,017,000	—	9/10/10	3 month USD-LIBOR-BBA	3.22969%	19,525,864

	123,737,000	46,704	10/20/18	3 month USD-LIBOR-BBA	4.60%	11,473,924

	231,234,000	(210,203)	10/20/10	3.00%	3 month USD-LIBOR-	(5,862,020)
					BBA

	29,293,000	—	10/28/14	2.8175%	3 month USD-LIBOR-	(236,207)
					BBA

	35,729,400	—	10/28/19	3.76%	3 month USD-LIBOR-	(631,058)
					BBA

	31,016,000	—	10/26/12	4.6165%	3 month USD-LIBOR-	(2,550,574)
					BBA

	109,878,000	—	7/22/10	3 month USD-LIBOR-BBA	3.5375%	3,535,817

	2,783,000	—	9/16/38	3 month USD-LIBOR-BBA	4.66%	267,079

	40,036,000	—	5/8/28	4.95%	3 month USD-LIBOR-	(5,877,959)
					BBA

Barclays Bank PLC	130,838,000	—	12/9/10	3 month USD-LIBOR-BBA	2.005%	2,939,153

	156,425,000	—	12/9/20	3 month USD-LIBOR-BBA	2.91875%	(9,215,263)

Citibank, N.A.	30,208,400	—	10/9/19	3 month USD-LIBOR-BBA	3.34%	(494,529)

	66,966,000 F	—	11/2/14	2.785%	3 month USD-LIBOR-	(390,175)
					BBA

	61,536,000	(333,325)	11/3/19	3 month USD-LIBOR-BBA	3.67%	—

	21,000,000	—	11/3/14	3 month USD-LIBOR-BBA	2.676%	—

	218,000,000	(199,000)	8/14/39	4.4%	3 month USD-LIBOR-	(11,993,736)
					BBA

	75,397,000	—	9/16/10	3.175%	3 month USD-LIBOR-	(2,027,561)
					BBA

	315,481,000	—	9/17/13	3 month USD-LIBOR-BBA	3.4975%	15,981,636

	25,555,000	—	9/18/10	3 month USD-LIBOR-BBA	2.92486%	625,250

	183,320,000	—	2/24/16	2.77%	3 month USD-LIBOR-	1,780,876
					BBA

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/09 cont.

		Upfront	Termi-			Unrealized
Swap	Notional	premium	nation	Payments made by	Payments received by	appreciation/
counterparty	amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A. cont.	$10,301,000	$—	8/18/39	3 month USD-LIBOR-BBA	4.24%	$262,812

	157,448,000	(856,506)	8/27/24	3 month USD-LIBOR-BBA	4.1%	3,566,558

	16,788,000	—	8/27/19	3 month USD-LIBOR-BBA	3.6875%	306,362

	20,868,000	—	9/30/19	3 month USD-LIBOR-BBA	3.425%	(167,608)

	79,045,000	—	3/27/14	3 month USD-LIBOR-BBA	2.335%	(243,220)

	34,810,000	—	5/11/39	3.8425%	3 month USD-LIBOR-	1,177,813
					BBA

Credit Suisse	151,366,000	—	9/18/38	4.41338%	3 month USD-LIBOR-	(8,038,260)
International					BBA

	125,559,000	119,363	10/31/18	4.35%	3 month USD-LIBOR-	(8,871,320)
					BBA

	53,000,000	—	12/5/20	3 month USD-LIBOR-BBA	3.01%	(2,631,680)

	82,600,000	—	7/30/19	3 month USD-LIBOR-BBA	3.87%	3,163,325

	22,580,000	—	8/5/19	3 month USD-LIBOR-BBA	3.903%	886,273

	27,100,000	—	8/13/19	3 month USD-LIBOR-BBA	3.9675%	1,190,951

	39,584,000	—	8/28/19	3 month USD-LIBOR-BBA	3.6825%	705,503

	235,000,000	—	12/11/10	3 month USD-LIBOR-BBA	2.03%	5,370,056

	65,507,000	—	1/13/14	2.095%	3 month USD-LIBOR-	350,141
					BBA

	577,765,000	—	1/22/14	2.03719%	3 month USD-LIBOR-	5,047,572
					BBA

	97,845,000	—	2/5/14	2.475%	3 month USD-LIBOR-	(745,483)
					BBA

	31,823,000	—	2/5/29	3 month USD-LIBOR-BBA	3.35%	(2,785,490)

	77,871,000	—	9/24/24	3.975%	3 month USD-LIBOR-	(821,844)
					BBA

	19,224,600	—	10/13/29	4.05%	3 month USD-LIBOR-	(39,889)
					BBA

	5,000,000	—	10/15/19	3 month USD-LIBOR-BBA	3.483%	(23,581)

	22,000,000	—	10/16/14	3 month USD-LIBOR-BBA	2.682%	63,388

	6,000,000	—	10/19/19	3 month USD-LIBOR-BBA	3.608%	33,301

	24,880,000	—	4/28/39	3.50375%	3 month USD-LIBOR-	2,718,867
					BBA

Deutsche Bank AG	97,134,000	—	4/21/14	2.51%	3 month USD-LIBOR-	(191,416)
					BBA

	250,000,000	—	10/9/14	3 month USD-LIBOR-BBA	2.515%	(1,078,686)

	26,618,700	—	10/13/29	4.03%	3 month USD-LIBOR-	19,567
					BBA

	336,943,000	(113,139)	10/21/11	3 month USD-LIBOR-BBA	1.36%	945,263

	89,994,000	(232,493)	10/21/19	3 month USD-LIBOR-BBA	3.6%	188,986

	125,600,000	—	9/24/10	3 month USD-LIBOR-BBA	3.395%	3,635,845

	464,294,000	—	11/25/13	3 month USD-LIBOR-BBA	2.95409%	16,949,712

	52,705,000	—	11/28/13	3 month USD-LIBOR-BBA	2.8725%	1,730,130

	173,568,000	—	12/5/13	2.590625%	3 month USD-LIBOR-	(3,472,202)
					BBA

	49,064,000	—	12/9/13	3 month USD-LIBOR-BBA	2.5225%	816,195

	44,096,000	—	12/16/28	3 month USD-LIBOR-BBA	2.845%	(6,713,977)

	116,735,000	—	12/30/13	2.15633%	3 month USD-LIBOR-	145,154
					BBA

	187,988,000	—	1/22/29	3 month USD-LIBOR-BBA	2.8875%	(28,120,753)

	115,553,000	—	1/22/14	2.055%	3 month USD-LIBOR-	919,501
					BBA

	42,132,000	—	1/28/29	3 month USD-LIBOR-BBA	3.1785%	(4,613,456)

	35,268,000	—	8/26/19	3 month USD-LIBOR-BBA	3.73%	776,062

	220,000,000	—	9/16/19	3 month USD-LIBOR-BBA	3.548%	912,572

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/09 cont.

		Upfront	Termi-			Unrealized
Swap	Notional	premium	nation	Payments made by	Payments received by	appreciation/
counterparty	amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.	$352,461,000	$—	2/3/14	2.44%	3 month USD-LIBOR-	$(2,212,264)
					BBA

	142,214,000	—	2/3/24	3 month USD-LIBOR-BBA	3.27%	(8,903,235)

	100,464,000	—	2/5/29	3 month USD-LIBOR-BBA	3.324%	(9,158,581)

	281,490,000	—	2/5/14	2.44661%	3 month USD-LIBOR-	(1,799,057)
					BBA

	20,158,000	—	2/6/14	2.5529%	3 month USD-LIBOR-	(219,527)
					BBA

	17,080,000	—	2/6/29	3 month USD-LIBOR-BBA	3.42575%	(1,316,335)

	3,000,000	—	2/6/14	2.5675%	3 month USD-LIBOR-	(34,574)
					BBA

	1,000,000	—	2/9/14	2.525%	3 month USD-LIBOR-	(9,291)
					BBA

	1,000,000	—	2/10/14	2.55%	3 month USD-LIBOR-	(10,367)
					BBA

	99,409,000	—	2/10/14	2.5825%	3 month USD-LIBOR-	(1,171,035)
					BBA

	31,650,000	—	2/10/29	3 month USD-LIBOR-BBA	3.4725%	(2,245,806)

	42,513,000	—	2/25/14	2.4675%	3 month USD-LIBOR-	(231,746)
					BBA

	2,000,000	—	3/10/16	3 month USD-LIBOR-BBA	2.845%	(13,151)

	3,000,000	—	3/11/16	3 month USD-LIBOR-BBA	2.892%	(11,539)

	2,100,000	—	3/11/16	3 month USD-LIBOR-BBA	2.938%	(2,273)

		—	3/16/16	2.85%	3 month USD-LIBOR-	7,824,622
	1,130,000,000				BBA

	303,000,000	—	3/16/29	3 month USD-LIBOR-BBA	3.29%	(30,101,367)

	393,419,000	—	3/20/11	3 month USD-LIBOR-BBA	1.43%	3,799,039

	117,500,000	—	3/23/11	3 month USD-LIBOR-BBA	1.45%	1,161,730

	492,000,000	—	3/30/14	2.36%	3 month USD-LIBOR-	1,155,653
					BBA

	226,000,000	—	3/30/21	3 month USD-LIBOR-BBA	3.125%	(11,700,051)

	45,315,800	—	9/28/19	3 month USD-LIBOR-BBA	3.5525%	142,702

	78,643,000	211,726	10/2/39	3 month USD-LIBOR-BBA	3.91%	(2,687,789)

	542,374,000	(854,333)	10/2/29	3.85%	3 month USD-LIBOR-	12,644,096
					BBA

	45,660,000	—	10/5/21	3 month USD-LIBOR-BBA	3.52057%	(868,026)

Goldman Sachs	13,221,500	—	10/16/29	4.0975%	3 month USD-LIBOR-	(111,735)
International					BBA

	6,067,900	—	10/20/29	4.1225%	3 month USD-LIBOR-	(69,872)
					BBA

JPMorgan Chase Bank,	116,690,000	—	5/26/16	3 month USD-LIBOR-BBA	3.01%	1,044,340
N.A.

	164,669,000	—	5/26/24	3 month USD-LIBOR-BBA	3.755%	(214,509)

	71,782,000	—	5/28/11	3 month USD-LIBOR-BBA	1.3375%	790,530

	115,539,000	—	6/9/11	3 month USD-LIBOR-BBA	1.7675%	2,220,343

	171,787,000	—	6/10/11	3 month USD-LIBOR-BBA	1.81%	3,441,429

	156,675,000	308,137	10/9/14	2.61%	3 month USD-LIBOR-	277,849
					BBA

	17,600,000	—	10/21/29	3 month USD-LIBOR-BBA	4.0428%	3,633

	36,606,000	—	6/19/19	3 month USD-LIBOR-BBA	3.8725%	1,583,457

	57,000,000	—	7/14/19	3 month USD-LIBOR-BBA	3.4675%	292,067

	37,235,000	—	8/3/14	3 month USD-LIBOR-BBA	3.061%	1,049,082

	66,900,000	—	8/4/14	3 month USD-LIBOR-BBA	2.89%	1,335,259

	13,502,000	—	1/27/29	3 month USD-LIBOR-BBA	3.135%	(1,559,526)

	50,190,000	—	3/3/11	3 month USD-LIBOR-BBA	1.68283%	704,327

	21,467,000	—	3/6/39	3.48%	3 month USD-LIBOR-	2,333,210
					BBA

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/09 cont.

		Upfront	Termi-			Unrealized
Swap	Notional	premium	nation	Payments made by	Payments received by	appreciation/
counterparty	amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank,	$47,500,000	$—	9/14/19	3 month USD-LIBOR-BBA	3.505%	$28,328
N.A. cont.

	33,555,000	198,381	9/16/39	3 month USD-LIBOR-BBA	4.00%	(452,483)

	29,000,000	—	9/21/19	3 month USD-LIBOR-BBA	3.575%	170,224

	323,000,000	—	3/24/11	3 month USD-LIBOR-BBA	1.4625%	3,220,951

	13,600,000	—	4/1/24	3 month USD-LIBOR-BBA	3.17%	(1,083,482)

Morgan Stanley	11,200,000	—	7/30/19	3 month USD-LIBOR-BBA	3.87%	428,925
Capital Services, Inc.

Total						$(17,336,443)

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standard Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on securities valuation inputs.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/09

					Fixed payments	Unrealized
Swap counterparty /		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
Financial Security Assurance Holdings,	Baa1	$—	$440,000	12/20/12	95 bp	$(66,253)
Ltd, 6.4%, 12/15/66

Marsh & Mclennan Co. Inc., 5 3/8%,	—	—	1,350,000	3/20/12	(95 bp)	(16,135)
7/15/14

Citibank, N.A.
Marsh & Mclennan Co. Inc., 5 3/8%,	—	—	820,000	9/20/14	(105 bp)	(19,668)
7/15/14

Credit Suisse International
General Electric Capital Corp., 5 5/8%,	Aa2	—	3,610,000	12/20/13	530 bp	507,227
9/15/17

Deutsche Bank AG
DJ CDX NA IG Series 13 Version 1 Index	—	—	30,861,000	12/20/14	(100 bp)	104,585

General Electric Capital Corp., 6%,	Aa2	—	3,150,000	9/20/13	109 bp	(73,989)
6/15/12

JPMorgan Chase Bank, N.A.
DJ CDX NA IG Series 13 Version 1 Index	—	195,688	136,880,000	12/20/14	(100 bp)	716,086

GATX Corp., 8.875%, 6/1/09	—	—	455,000	3/20/16	(100 bp)	12,063

Lexmark International, Inc., 5.9%, 6/1/13	—	—	855,000	6/20/13	(113 bp)	5,124

Nextel Communications, 7 3/8%, 8/1/15	—	—	230,000	9/20/13	(540 bp)	481

Total						$1,169,521

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2009. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

In September 2006, Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) was issued. ASC 820 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of ASC 820 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of October 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$91,806,692	$1,957,754

Corporate bonds and notes	—	235,710,654	—

Mortgage-backed securities	—	537,598,927	5,277,818

Municipal bonds and notes	—	3,659,517	—

Purchased options outstanding	—	45,627,644	—

Senior loans	—	4,065,099	—

U.S. Government and agency mortgage obligations	—	153,688,181	—

U.S. Treasury Obligations	—	12,355,207	—

Short-term investments	236,312,346	289,352,065	—

Totals by level	$236,312,346	$1,373,863,986	$7,235,572
	Level 1	Level 2	Level 3

Other financial instruments:	$2,877,823	$(239,967,812)	$(677,829)

Other financial instruments include futures, written options, TBA sale commitments, swaps and receivable purchase agreement.

The following is a reconciliation of Level 3 assets as of October 31, 2009:

				Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	October 31,	discounts/	Realized gain/	appreciation/	Net purchases/	and/or out of	October 31,
Investments in securities:	2008	premiums	(loss)	(depreciation)†	sales	Level 3	2009

Asset-backed securities	$10,118,484	$—	$(4,111,861)	$4,564,362	$(6,008,373)	$(2,604,858)	$1,957,754

Mortgage-backed securities	16,642,724	—	(301,545)	142,125	4,320,815	(15,526,301)	5,277,818

Totals:	$26,761,208	$—	$(4,413,406)	$4,706,487	$(1,687,558)	$(18,131,159)	$7,235,572

† Includes $(678,767) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	October 31,	discounts/	Realized gain/	appreciation/	Net purchases/	and/or out of	October 31,
	2008††	premiums	(loss)	(depreciation)†	sales	Level 3	2009††

Other financial instruments:	$(759,954)	$—	$—	$82,125	$—	$—	$(677,829)

† Includes $82,125 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

†† Includes amount payable under receivable purchase agreement.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 10/31/09

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,317,630,973)	$1,381,099,558
Affiliated issuers (identified cost $236,312,346) (Note 6)	236,312,346

Cash	226,290

Interest and other receivables	10,170,159

Receivable for shares of the fund sold	3,018,658

Receivable for investments sold	95,963,727

Receivable for sales of delayed delivery securities (Note 1)	197,354,496

Unrealized appreciation on swap contracts (Note 1)	176,485,993

Receivable for variation margin (Note 1)	4,729,641

Premium paid on swap contracts (Note 1)	2,798,999

Total assets	2,108,159,867

LIABILITIES

Payable for investments purchased	262,186,511

Payable for purchases of delayed delivery securities (Note 1)	205,414,110

Payable for shares of the fund repurchased	4,054,435

Payable for compensation of Manager (Note 2)	1,146,141

Payable for investor servicing fees (Note 2)	158,867

Payable for custodian fees (Note 2)	26,899

Payable for Trustee compensation and expenses (Note 2)	260,710

Payable for administrative services (Note 2)	7,097

Payable for distribution fees (Note 2)	296,656

Payable for receivable purchase agreement (Note 2)	677,829

Interest payable (Note 2)	7,122,128

Written options outstanding, at value
(premiums received $113,219,637) (Notes 1 and 3)	122,235,749

Premium received on swap contracts (Note 1)	1,079,999

Unrealized depreciation on swap contracts (Note 1)	192,652,915

TBA sales commitments, at value
(proceeds receivable $103,159,375) (Note 1)	103,284,141

Collateral on certain derivative contracts, at value (Note 1)	27,365,720

Other accrued expenses	278,548

Total liabilities	928,248,455

Net assets	$1,179,911,412

REPRESENTED BY

Paid-in capital (Unlimited shares authorized)
(Notes 1 and 4)	$1,392,700,959

Distributions in excess of net investment income (Note 1)	(1,423,952)

Accumulated net realized loss on investments (Note 1)	(253,245,019)

Net unrealized appreciation of investments	41,879,424

Total — Representing net assets applicable to
capital shares outstanding	$1,179,911,412

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per
class A share ($667,143,509 divided by 100,949,151 shares)	$6.61

Offering price per class A share (100/96.00 of $6.61)*	$6.89

Net asset value and offering price per
class B share ($45,772,397 divided by 6,976,920 shares)**	$6.56

Net asset value and offering price per
class C share ($43,309,672 divided by 6,585,522 shares)**	$6.58

Net asset value and redemption price per
class M share ($194,198,662 divided by 29,858,909 shares)	$6.50

Offering price per class M share (100/96.75 of $6.50)***	$6.72

Net asset value, offering price and redemption price per
class R share ($2,353,062 divided by 357,301 shares)	$6.59

Net asset value, offering price and redemption price per
class Y share ($227,134,110 divided by 34,056,397 shares)	$6.67

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 10/31/09

INVESTMENT INCOME

Interest (including interest income of $302,127
from investments in affiliated issuers) (Note 6)	$68,741,834

Securities lending	8,529

Total investment income	68,750,363

EXPENSES

Compensation of Manager (Note 2)	5,955,951

Investor servicing fees (Note 2)	2,242,032

Custodian fees (Note 2)	112,002

Trustee compensation and expenses (Note 2)	72,834

Administrative services (Note 2)	46,676

Distribution fees — Class A (Note 2)	1,305,045

Distribution fees — Class B (Note 2)	464,791

Distribution fees — Class C (Note 2)	233,877

Distribution fees — Class M (Note 2)	845,574

Distribution fees — Class R (Note 2)	8,883

Interest expense (Note 2)	7,122,128

Other	585,873

Fees waived and reimbursed by Manager (Notes 2)	(1,908,387)

Total expenses	17,087,279

Expense reduction (Note 2)	(16,383)

Net expenses	17,070,896

Net investment income	51,679,467

Net realized loss on investments (including $124,674,765
of net realized losses from redemptions in kind)
(Notes 1 and 3)	(47,576,217)

Net realized loss on swap contracts (Note 1)	(119,688,011)

Net realized loss on futures contracts (Note 1)	(35,641,190)

Net realized gain on written options (Notes 1 and 3)	7,314,834

Net unrealized appreciation of investments, future contracts, swap contracts, written options, receivable purchase
agreement and TBA sale commitments during the year	341,106,027

Net gain on investments	145,515,443

Net increase in net assets resulting from operations	$197,194,910

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	10/31/09	10/31/08

Operations:

Net investment income	$51,679,467	$124,126,285

Net realized loss on investments	(195,590,584)	(141,266,820)

Net unrealized appreciation (depreciation)
of investments	341,106,027	(266,679,860)

Net increase (decrease) in net assets
resulting from operations	197,194,910	(283,820,395)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(43,422,739)	(50,934,368)

Class B	(3,562,131)	(5,580,614)

Class C	(1,755,323)	(1,366,217)

Class M	(14,019,078)	(15,777,681)

Class R	(143,763)	(107,043)

Class Y	(19,479,382)	(74,106,432)

Redemption fees (Note 1)	4,345	4,540

Decrease from capital share transactions
(Note 4)	(505,166,663)	(278,003,797)

Total decrease in net assets	(390,349,824)	(709,692,007)

NET ASSETS

Beginning of year	1,570,261,236	2,279,953,243

End of year (including distributions in
excess of net investment income of
$1,423,952 and undistributed net
investment income of $20,690,640,
respectively)	$1,179,911,412	$1,570,261,236

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio of expenses	Ratio of net
			Net realized and	Total from				Net asset		Net assets,	Ratio of expenses	to average net assets,	investment income
	Net asset value,	Net investment	unrealized gain (loss)	investment	From net	Total	Redemption	value, end	Total return at net	end of period	to average	excluding interest	(loss) to average	Portfolio
Period ended	beginning ofperiod	income (loss) [a]	on investments	operations	investment income	distributions	fees [b]	of period	asset value (%) [c]	(in thousands)	net assets (%) [d,e]	expense (%) [d,e]	net assets (%) [d]	turnover (%) [f]

Class A
October 31, 2009	$5.35	.29	1.44	1.73	(.47)	(.47)	—	$6.61	34.44	$667,144	1.68 g	.96	5.12	331.48
October 31, 2008	6.77	.38	(1.34)	(.96)	(.46)	(.46)	—	5.35	(15.13)	537,220.99		.99	5.91	200.36
October 31, 2007	6.74	.31	.04	.35	(.32)	(.32)	—	6.77	5.35	768,016.98		.98	4.67	322.90
October 31, 2006	6.73	.27 h	.03	.30	(.29)	(.29)	—	6.74	4.53	791,970	.95 h	.95 h	4.07 h	238.67
October 31, 2005	6.87	.23	(.16)	.07	(.21)	(.21)	—	6.73	1.05	872,931.98		.98	3.42	300.04

Class B
October 31, 2009	$5.32	.24	1.43	1.67	(.43)	(.43)	—	$6.56	33.21	$45,772	2.43 g	1.71	4.31	331.48
October 31, 2008	6.72	.34	(1.33)	(.99)	(.41)	(.41)	—	5.32	(15.58)	57,171	1.74	1.74	5.22	200.36
October 31, 2007	6.70	.26	.03	.29	(.27)	(.27)	—	6.72	4.43	110,495	1.73	1.73	3.96	322.90
October 31, 2006	6.68	.22 h	.04	.26	(.24)	(.24)	—	6.70	3.92	154,775	1.70 h	1.70 h	3.37 h	238.67
October 31, 2005	6.82	.18	(.16)	.02	(.16)	(.16)	—	6.68	.28	229,794	1.73	1.73	2.64	300.04

Class C
October 31, 2009	$5.33	.26	1.42	1.68	(.43)	(.43)	—	$6.58	33.40	$43,310	2.43 g	1.71	4.45	331.48
October 31, 2008	6.74	.33	(1.33)	(1.00)	(.41)	(.41)	—	5.33	(15.67)	16,414	1.74	1.74	5.16	200.36
October 31, 2007	6.72	.26	.03	.29	(.27)	(.27)	—	6.74	4.41	20,396	1.73	1.73	3.93	322.90
October 31, 2006	6.70	.22 h	.04	.26	(.24)	(.24)	—	6.72	3.92	21,736	1.70 h	1.70 h	3.33 h	238.67
October 31, 2005	6.84	.18	(.16)	.02	(.16)	(.16)	—	6.70	.28	24,644	1.73	1.73	2.66	300.04

Class M
October 31, 2009	$5.28	.27	1.41	1.68	(.46)	(.46)	—	$6.50	33.82	$194,199	1.93 g	1.21	4.83	331.48
October 31, 2008	6.68	.36	(1.31)	(.95)	(.45)	(.45)	—	5.28	(15.19)	167,743	1.24	1.24	5.67	200.36
October 31, 2007	6.67	.30	.02	.32	(.31)	(.31)	—	6.68	4.86	253,457	1.23	1.23	4.45	322.90
October 31, 2006	6.66	.25 h	.03	.28	(.27)	(.27)	—	6.67	4.38	331,997	1.20 h	1.20 h	3.85 h	238.67
October 31, 2005	6.80	.21	(.15)	.06	(.20)	(.20)	—	6.66	.84	420,886	1.23	1.23	3.15	300.04

Class R
October 31, 2009	$5.34	.27	1.44	1.71	(.46)	(.46)	—	$6.59	34.02	$2,353	1.93 g	1.21	4.85	331.48
October 31, 2008	6.76	.36	(1.33)	(.97)	(.45)	(.45)	—	5.34	(15.30)	1,448	1.24	1.24	5.54	200.36
October 31, 2007	6.74	.30	.03	.33	(.31)	(.31)	—	6.76	4.98	1,062	1.23	1.23	4.38	322.90
October 31, 2006	6.72	.25 h	.04	.29	(.27)	(.27)	—	6.74	4.50	755	1.20 h	1.20 h	3.70 h	238.67
October 31, 2005	6.87	.23	(.18)	.05	(.20)	(.20)	—	6.72	.72	400	1.23	1.23	3.29	300.04

Class Y
October 31, 2009	$5.40	.32	1.43	1.75	(.48)	(.48)	—	$6.67	34.59	$227,134	1.43 g	.71	5.87	331.48
October 31, 2008	6.82	.40	(1.35)	(.95)	(.47)	(.47)	—	5.40	(14.85)	790,264.74		.74	6.14	200.36
October 31, 2007	6.79	.33	.04	.37	(.34)	(.34)	—	6.82	5.54	1,126,527.73		.73	4.93	322.90
October 31, 2006	6.77	.29 h	.03	.32	(.30)	(.30)	—	6.79	4.89	1,193,654	.70 h	.70 h	4.30 h	238.67
October 31, 2005	6.91	.25	(.16)	.09	(.23)	(.23)	—	6.77	1.28	1,029,647.73		.73	3.69	300.04

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to October 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

The accompanying notes are an integral part of these financial statements.

Percentage of average net assets

October 31, 2009	0.19%

October 31, 2008	0.09

October 31, 2007	0.08

October 31, 2006	0.05

October 31, 2005	0.03

e Includes amounts paid through expense offset arrangements (Note 2).

f Portfolio turnover excludes dollar roll transactions.

g Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.72% of average net assets as of October 31, 2009 (Note 2).

h Reflects a non-recurring reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.03% of average net assets for the period ended October 31, 2006.

46	47

Notes to financial statements 10/31/09

Note 1: Significant accounting policies

Putnam Income Fund (the “fund”), is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks high current income consistent with what Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes to be prudent risk. The fund invests in a portfolio of debt securities, both government and corporate obligations, and may invest in preferred stocks and common stocks. The fund may invest a significant portion of their assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, December 15, 2009, have been evaluated in the preparation of the financial statements.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $761,600,000 on Purchased options contracts for the year ended October 31, 2009. See Note 3 for the volume of Written options contracts activity for the year ended October 31, 2009. The fund had an average contract amount of approximately $6,000 on Futures contracts for the year ended October 31, 2009.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to help enhance the funds return and manage the fund’s exposure to credit risk. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctua-tion of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $39,000,000 on Total return swap contracts for the year ended October 31, 2009.

H) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk , is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $15,413,400,000 on Interest rate swap contracts for the year ended October 31, 2009.

I) Credit default contracts The fund may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $290,000,000 on Credit default swap contracts for the year ended October 31, 2009.

J) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which can not be sold or repledged totaled $264,233 at October 31, 2009. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At October 31, 2009, the fund had a net liability position of $100,351,728 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $45,326,421

K) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

L) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

M) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

N) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At October 31, 2009, the fund had no securities out on loan.

O) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of ASC 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for finan-cial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At October 31, 2009, the fund had a capital loss carryover of $220,270,015 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration

$15,454,954	October 31, 2013

14,607,635	October 31, 2014

126,895,927	October 31, 2016

63,311,499	October 31, 2017

P) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of unrealized gains and losses on certain futures contracts, income on swap contracts, interest only securities, unpaid interest expense, and Redemption in Kind. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2009, the fund reclassified $8,588,357 to increase undistributed net investment income and $148,391,653 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $139,803,296.

The tax basis components of distributable earnings and the federal tax cost as of October 31, 2009 were as follows:

Unrealized appreciation	$114,232,008
Unrealized depreciation	(80,860,603)

Net unrealized appreciation	33,371,405
Undistributed ordinary income	20,982,513
Capital loss carryforward	(220,270,015)

Cost for federal income tax purposes	$1,584,040,499

Note 2: Management fee, administrative services and
other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Putnam Management had agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. During the year ended October 31, 2009, the fund’s expenses were reduced by $1,411,526 as a result of this limit.

Effective August 1, 2009 through July 31, 2010, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the year ended October 31, 2009, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has contractually agreed, from August 1, 2009 through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.412% of the fund’s average net assets. During the year ended October 31, 2009, the fund’s expenses were reduced by $496,861 as a result of this limit.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (“LBSF”) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into receivable purchase agreements (“Agreements”) with other registered investment companies (each a “Seller”) managed by Putnam Management. Under the Agreements, the Seller sold to the fund the right to receive, in the aggregate, $2,948,825 in net payments from LBSF in connection with certain terminated derivatives transactions (the “Receivable”), in each case in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable will be offset against the fund’s net payable to LBSF of $171,720,312 and is included in the Statement of assets and liabilities in Payable for investments purchased. Future payments under the Agreements are valued at fair value following procedures approved by the Trustees and are included in the Statement of assets and liabilities. All remaining payments under the Agreements will be recorded as realized gain or loss. The fund’s net payable to LBSF was calculated in accordance with the fund’s master contract with LBSF. The fund has accrued interest on the net payable, which is included in the Statement of operations in Interest expense. Putnam Management currently is in discussions with LBSF regarding resolution of amounts payable to LBSF. Amounts recorded are estimates and final payments may differ from these estimates by a material amount.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Prior to December 31, 2008, these services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management. Putnam Investor Services, Inc. and Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the year ended October 31, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the year ended October 31, 2009, the fund’s expenses were reduced by $16,383 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $843, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended October 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $117,314 and $26,066 from the sale of class A and class M shares, respectively, and received $46,863 and $3,589 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended October 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received $3,210 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended October 31, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $3,007,493,489 and $3,788,738,038, respectively. There were no purchases or sales of U.S. government securities.

For the year ended October 31, 2009, the fund had redemptions-in-kind to affiliated funds which resulted in redemptions out of the fund totaling $487,404,499, including cash redemptions of $10,369,403.

Written option transactions during the year ended October 31, 2009, are summarized as follows:

	Contract	Premiums

	Amounts	Received
Written options outstanding
at beginning of year	$1,056,851,000	$46,373,762

Options opened	1,278,431,800	74,160,709

Options exercised	—	—

Options expired	(244,848,000)	(7,314,834)

Options closed	—	—

Written options outstanding
at end of year	$2,090,434,800	$113,219,637

Note 4: Capital shares

At October 31, 2009, there was an unlimited number of shares of beneficial interest authorized. In certain circumstances shares may be purchased or redeemed through the delivery to the fund or receipt by the shareholders, respectively, of securities, the fair value of which is used to determine the number of shares issued or redeemed. Transactions in capital shares were as follows:

	Year ended 10/31/09		Year ended 10/31/08

Class A	Shares	Amount	Shares	Amount

Shares sold	32,625,729	$187,096,754	21,752,218	$142,173,993

Shares issued in
connection with
reinvestment of
distributions	6,713,193	37,197,174	6,760,403	43,497,295

	39,338,922	224,293,928	28,512,621	185,671,288

Shares
repurchased	(38,726,811)	(207,445,695)	(41,670,108)	(266,129,201)

Net increase
(decrease)	612,111	$16,848,233	(13,157,487)	$(80,457,913)

	Year ended 10/31/09		Year ended 10/31/08

Class B	Shares	Amount	Shares	Amount

Shares sold	1,427,892	$7,867,213	1,584,663	$10,299,308

Shares issued in
connection with
reinvestment of
distributions	586,261	3,175,208	773,388	4,960,947

	2,014,153	11,042,421	2,358,051	15,260,255

Shares
repurchased	(5,787,688)	(31,241,436)	(8,044,172)	(51,673,753)

Net decrease	(3,773,535)	$(20,199,015)	(5,686,121)	$(36,413,498)

	Year ended 10/31/09		Year ended 10/31/08

Class C	Shares	Amount	Shares	Amount

Shares sold	4,531,494	$26,343,431	1,252,390	$8,189,286

Shares issued in
connection with
reinvestment of
distributions	228,108	1,283,414	168,291	1,077,051

	4,759,602	27,626,845	1,420,681	9,266,337

Shares
repurchased	(1,252,746)	(6,760,233)	(1,367,549)	(8,545,299)

Net increase	3,506,856	$20,866,612	53,132	$721,038

	Year ended 10/31/09		Year ended 10/31/08

Class M	Shares	Amount	Shares	Amount

Shares sold	2,227,301	$12,389,909	594,579	$3,823,974

Shares issued in
connection with
reinvestment of
distributions	101,022	554,587	91,701	583,154

	2,328,323	12,944,496	686,280	4,407,128

Shares
repurchased	(4,240,822)	(23,288,316)	(6,837,946)	(43,480,869)

Net decrease	(1,912,499)	$(10,343,820)	(6,151,666)	$(39,073,741)

	Year ended 10/31/09		Year ended 10/31/08

Class R	Shares	Amount	Shares	Amount

Shares sold	151,380	$846,182	169,375	$1,108,766

Shares issued in
connection with
reinvestment of
distributions	24,279	134,827	15,709	100,142

	175,659	981,009	185,084	1,208,908

Shares
repurchased	(89,506)	(506,830)	(71,169)	(447,754)

Net increase	86,153	$474,179	113,915	$761,154

	Year ended 10/31/09		Year ended 10/31/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	24,922,212	$140,437,889	44,660,333	$291,913,128

Shares issued in
connection with
reinvestment of
distributions	3,525,189	19,057,975	11,425,176	74,094,826

	28,447,401	159,495,864	56,085,509	366,007,954

Shares
repurchased	(36,806,873)	(195,273,620)	(74,990,907)	(489,548,791)

Redemption
in kind	(103,929,215)	(477,035,096)	—	—

Net decrease	(112,288,687)	$(512,812,852)	(18,905,398)	$(123,540,837)

At October 31, 2009, funds within the Putnam CollegeAdvantage Program owned 14.4% of the outstanding shares of the fund.

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of October 31, 2009:

Market values of derivative instruments as of October 31, 2009

	Asset derivatives		Liability derivatives

Derivatives not accounted for
as hedging instruments under	Statement of assets and		Statement of assets and
ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$1,149,878	Payables	$176,045

Interest rate contracts	Investments, Receivables,	226,217,592*	Payables, Net assets —	315,369,629
	Net assets — Unrealized		Unrealized appreciation/
	appreciation/(depreciation)		(depreciation)

Total		$227,367,470		$315,545,674

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and unrealized gains or losses of derivative instruments on the Statement of operations for the year ended October 31, 2009 (see Note 1):

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted
for as hedging instruments
under ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$(25,463,524)	$(25,463,524)

Interest rate contracts	29,381,863	(35,641,190)	(94,224,487)	(100,483,814)

Total	$29,381,863	$(35,641,190)	$(119,688,011)	$(125,947,338)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted
for as hedging instruments
under ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$(1,643,146)	$(1,643,146)

Interest rate contracts	(1,711,847)	14,046,499	47,543,892	59,878,544

Total	$(1,711,847)	$14,046,499	$45,900,746	$58,235,398

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $302,127 for the year ended October 31, 2009. During the year ended October 31, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $785,539,277 and $549,226,931, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Other

At a meeting held on November 19, 2009, shareholders approved a new management contract for your fund. Subject to shareholder approval of similar management contracts for substantially all of the other Putnam funds, the new management contract is expected to be implemented on January 1, 2010 (but no later than February 1, 2010). Under the new management contract, management fee breakpoints would be determined by reference to the assets of all of the open-end Putnam funds, rather than only the assets of the fund.

Note 10: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (unaudited)

For the tax year ended October 31, 2009, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $69,298,510 of distributions paid as qualifying to be taxed as interest-related dividends.

The Form 1099 you receive in January 2010 will show the tax status of all distributions paid to your account in calendar 2009.

About the Trustees

Ravi Akhoury

Born 1947, Trustee since 2009

Mr. Akhoury serves as Advisor to New York Life Insurance Company. He is also a Director of Jacob Ballas Capital India (a non-banking finance company focused on private equity advisory services) and is a member of its Compensation Committee. He also serves as a Trustee of American India Foundation and of the Rubin Museum.

Previously, Mr. Akhoury was a Director and on the Compensation Committee of MaxIndia/New York Life Insurance Company in India. He was also Vice President and Investment Policy Committee Member of Fischer, Francis, Trees and Watts (a fixed-income portfolio management firm). He has also served on the Board of Bharti Telecom (an Indian telecommunications company), serving as a member of its Audit and Compensation committees, and as a member of the Audit Committee on the Board of Thompson Press (a publishing company). From 1992 to 2007, he was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Mr. Akhoury graduated from the Indian Institute of Technology with a B.S. in Engineering and obtained an M.S. in Quantitative Methods from SUNY at Stony Brook.

Jameson A. Baxter

Born 1943, Trustee since 1994 and
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Born 1940, Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the National Petroleum Council. He also serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University.

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He was a founding member of the law firm of Van Ness Feldman. Mr. Curtis served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

Robert J. Darretta

Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United-Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Born 1948, Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company).

Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

John A. Hill

Born 1942, Trustee since 1985 and
Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 31 companies with annual revenues in excess of $15 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he serves as Chairman and also chairs the Investment Committee. He is also a member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M.Phil. from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation and of Centre College. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of the University of Notre Dame, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.A. from Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Born 1949, Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New

England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated with a degree in Economics from Syracuse University.

Robert E. Patterson

Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of the Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisors, LLC (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School, a Trustee of Epiphany School, and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*

Born 1952, Trustee since 2008 and
President of the Putnam Funds since
July 2009

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, a member of Putnam Investments’ Executive Board of Directors, and President of the Putnam Funds. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

W. Thomas Stephens

Born 1942, Trustee since 2009

Mr. Stephens retired as Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company) in December 2008.

Mr. Stephens is a Director of TransCanada Pipelines, Ltd. (an energy infrastructure company). From 1997 to 2008, Mr. Stephens served as a Trustee on the Board of the Putnam Funds, which he rejoined as a Trustee in 2009. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley

Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2009, there were over 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds. Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal	Vice President	Vice President, Senior Associate
Executive Officer, Associate Treasurer,	Since 2004	Treasurer and Assistant Clerk
and Compliance Liaison	Managing Director, Putnam Investments	Since 2005
Since 1989	and Putnam Management
Nancy E. Florek (Born 1957)
Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)	Vice President, Assistant Clerk,
Senior Vice President and Treasurer	Vice President and Chief Legal Officer	Assistant Treasurer and Proxy Manager
Since 2004	Since 2004	Since 2005
Senior Managing Director, Putnam
Steven D. Krichmar (Born 1958)	Investments, Putnam Management and
Vice President and	Putnam Retail Management
Principal Financial Officer
Since 2002	Robert R. Leveille (Born 1969)
Senior Managing Director,	Vice President and
Putnam Investments	Chief Compliance Officer
Since 2007
Janet C. Smith (Born 1965)	Managing Director, Putnam Investments,
Vice President, Principal Accounting	Putnam Management, and Putnam
Officer and Assistant Treasurer
Since 2007	Retail Management
Managing Director, Putnam Investments	Mark C. Trenchard (Born 1962)
and Putnam Management	Vice President and
BSA Compliance Officer
Susan G. Malloy (Born 1957)	Since 2002
Vice President and Assistant Treasurer	Managing Director, Putnam Investments
Since 2007
Managing Director, Putnam Investments	Judith Cohen (Born 1945)
Vice President,
Beth S. Mazor (Born 1958)	Clerk and Assistant Treasurer
Vice President	Since 1993
Since 2002
Managing Director, Putnam Investments

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Officers	Judith Cohen
Putnam Investment	Robert L. Reynolds	Vice President, Clerk and
Management, LLC	President	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Wanda M. McManus
	Executive Vice President, Principal	Vice President, Senior Associate Treasurer
Marketing Services	Executive Officer, Associate Treasurer	and Assistant Clerk
Putnam Retail Management	and Compliance Liaison
One Post Office Square	Senior Vice President and Treasurer	Nancy E. Florek
Boston, MA 02109		Vice President, Assistant Clerk, Assistant
	Steven D. Krichmar	Treasurer and Proxy Manager
Custodian	Vice President and Principal
State Street Bank and Trust Company	Financial Officer

Legal Counsel	Janet C. Smith
Ropes & Gray LLP	Vice President, Principal Accounting
Officer and Assistant Treasurer
Independent Registered Public
Accounting Firm	Susan G. Malloy
KPMG LLP	Vice President and Assistant Treasurer

Trustees	Beth S. Mazor
John A. Hill, Chairman	Vice President
Jameson A. Baxter, Vice Chairman
Ravi Akhoury	James P. Pappas
Charles B. Curtis	Vice President
Robert J. Darretta
Myra R. Drucker	Francis J. McNamara, III
Paul L. Joskow	Vice President and Chief Legal Officer
Elizabeth T. Kennan
Kenneth R. Leibler	Robert R. Leveille
Robert E. Patterson	Vice President and Chief
George Putnam, III	Compliance Officer
Robert L. Reynolds
W. Thomas Stephens	Mark C. Trenchard
Richard B. Worley	Vice President and BSA Compliance Officer

This report is for the information of shareholders of Putnam Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Forwarding service requested

AN035 258892 12/09

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Mr. Stephens qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

October 31, 2009	$98,613	$--	$5,800	$-
October 31, 2008	$100,675	$--	$6,000	$-

For the fiscal years ended October 31, 2009 and October 31, 2008, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $5,800 and $ 74,733 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

October 31, 2009	$ -	$ -	$ -	$ -
October 31, 2008	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Income Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: December 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: December 30, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 30, 2009